UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

CHANTICLEER DIVIDEND FUND, INC.
(Exact name of registrant as specified in charter)

Chanticleer Dividend Fund, Inc.
11220 Elm Lane ∙ Suite 203
Charlotte, NC 28277
(704) 366-5122
(Address and telephone number, including area code, of principal executive office)

Michael Pruitt
Chanticleer Dividend Fund, Inc.
11220 Elm Lane ∙ Suite 203
Charlotte, NC 28277
(Name and address of agent for service)

Copies to:

Robert J. Mottern, Esq.
Investment Law Group of
Gillett, Mottern & Walker, LLP
1230 Peachtree Street, N.E., Suite 2445
Atlanta, Georgia 30309
Phone: (404) 607-6933
Fax: (678) 840-2126

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):  ☒ when declared effective pursuant to section 8(a).

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Proposed maximum aggregate offering price	Amount of registration fee [1]

Common Stock, par value $0.001 per share	$125,000,000.00	$14,512.50

(1)  Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay our effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a) may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED ________________, 2011

PRELIMINARY PROSPECTUS

CHANTICLEER DIVIDEND FUND, INC.

Maximum Offering of 12,500,000 Shares of Common Stock

Minimum Offering of 150,000 Shares of Common Stock

We are a newly organized specialty finance company that intends to provide debt and equity financing to small and middle market private U.S. companies. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to achieve our investment objective by investing primarily in senior secured loans, including first-lien, unitranche and second lien debt instruments, made to private middle-market companies whose debt is rated below investment grade, which we refer to collectively as senior loans, and investments with similar economic characteristics.

Upon the commencement of this offering, we will be an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. We intend to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended. We will be managed by Chanticleer Advisors, LLC, or Chanticleer Advisors, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission and is an affiliate of ours. Chanticleer Advisors oversees the management of our activities and is responsible for making investment decisions for our portfolio.  Chanticleer Advisors has engaged an affiliate of CapitalSouth Investments, LLC, or CapitalSouth, to act as a sub-adviser.

We are offering up to 12,500,000 shares of common stock in this offering at an initial offering price of $10.00 per share. We are not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in shares of our common stock. We will not sell any shares unless we raise gross offering proceeds of $1.5 million in this offering or a private offering commenced prior to this offering from persons who are not affiliated with us or Chanticleer Advisors by one year from the date of this prospectus, which we refer to as the minimum offering requirement. Pending satisfaction of this condition, all subscription payments will be placed in an account held by the escrow agent, Paragon Commercial Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $1.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account.

After meeting the minimum offering requirement, we will then sell our shares on a continuous basis at a price of $10.00; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. We intend to file post-effective amendments to this registration statement, which are subject to SEC review, to allow us to continue this offering for at least two years.

This is our initial public offering, and no public market exists for our shares. We do not intend to list our shares on an exchange until the earlier of two years from the date our offering begins or we have raised at least $100,000,000 in capital, and do not expect a public trading market to develop until that point in time. Therefore, if you purchase shares you will have limited liquidity. See “Liquidity Strategy.”

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 33 to read about the risks you should consider before buying shares of our common stock including the risk of leverage.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or SEC. This information will be available free of charge by contacting us at mp@chanticleerholdings.com or by telephone at (704) 366-5122 or on our website at www.chanticleerdividendfund.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Except as specifically required by the Investment Company Act of 1940 and the rules and regulations thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted.

	Per Share	Total Minimum	Total Maximum

Price to Public	$10.00	$1,500,000	$125,000,000
Selling Commissions	$1.00	$150,000	$12,500,000
Net Proceeds (Before Expenses)	$9.00	$1,350,000	$112,500,000

The date of this prospectus is _____________, 2011.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC, using a continuous offering process. Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, filing an amendment to the registration statement with the SEC if our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews such amendment, until it is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.

You should rely only on the information contained in this prospectus. Neither we, nor the dealer manager have authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in the affairs of our company, we will amend or supplement this prospectus.

For information on the suitability standards that investors must meet in order to purchase shares of our common stock in this offering, see “Suitability Standards.”

TABLE OF CONTENTS

PROSPECTUS SUMMARY	7

FEES AND EXPENSES	22

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER	24

QUESTIONS AND ANSWERS ABOUT THIS OFFERING	28

RISK FACTORS	33

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	52

ESTIMATED USE OF PROCEEDS	53

DISTRIBUTIONS	54

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS	55

OVERVIEW OF INVESTING IN PRIVATE COMPANIES	63

INVESTMENT OBJECTIVES AND STRATEGY	66

DETERMINATION OF NET ASSET VALUE	82

MANAGEMENT	85

PORTFOLIO MANAGEMENT	89

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT	90

ADMINISTRATIVE SERVICES	101

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	101

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	103

DISTRIBUTION REINVESTMENT PLAN	105

DESCRIPTION OF OUR SECURITIES	106

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	115

REGULATION	120

PLAN OF DISTRIBUTION	125

SUITABILITY STANDARDS	129

LIQUIDITY STRATEGY	131

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR	131

BROKERAGE ALLOCATION AND OTHER PRACTICES	131

LEGAL MATTERS	131

EXPERTS	132

AVAILABLE INFORMATION	132

PRIVACY NOTICE	132

INDEX TO FINANCIAL STATEMENTS	F-1

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our” and “Chanticleer Dividend Fund” refer to Chanticleer Dividend Fund, Inc. In addition, the term “Chanticleer Advisors” refers to Chanticleer Advisors, LLC, and the term “CapitalSouth” refers to an affiliate of CapitalSouth Investments, LLC.

Chanticleer Dividend Fund, Inc.

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. As such, we are required to comply with certain regulatory requirements. We will be managed by Chanticleer Advisors, LLC, or Chanticleer Advisors, a registered investment adviser under the Investment Advisers Act of 1940, or the Advisers Act, which oversees the management of our activities and is responsible for making investment decisions for our portfolio. Chanticleer Advisors has engaged an affiliate of CapitalSouth Investments, LLC, or CapitalSouth, to act as our investment sub-adviser.  CapitalSouth plans to assist Chanticleer Advisors with identifying investment opportunities and plans to make investment recommendations for approval by Chanticleer Advisors, according to asset allocation and other guidelines set by Chanticleer Advisors.  CapitalSouth and certain of its affiliates, or the CapitalSouth Management Companies currently manage certain investment entities, or the CapitalSouth Funds and oversee over $600 million in assets under management as of December 31, 2010.  We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under the Code.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to meet our investment objectives by:

•
investing primarily in senior secured loans, including first lien, unitranche and second lien debt instruments, made to private middle-market companies whose debt is rated below investment grade, which we refer to as senior loans, and investments with similar characteristics;

•	accessing the CapitalSouth investment team’s transaction flow;

•	identifying portfolio companies with experienced management teams; and

•	maintaining rigorous portfolio monitoring.

We anticipate that our portfolio will be comprised primarily of investments in senior secured loans, including first lien, unitranche and second lien debt instruments, made to private middle-market companies whose debt is rated below investment grade, which we refer to as senior loans. Senior loans typically pay interest rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offer Rate, or LIBOR, plus a premium.

We expect to invest in senior loans made primarily to private leveraged middle market companies. Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor. Once we raise sufficient capital, we expect that our investments will generally range between $1 million and $10 million each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of Chanticleer Advisors subject to oversight by our board of directors. Prior to raising sufficient capital, we may make smaller investments in syndicated loan opportunities subject to liquidity constraints. As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we will not be permitted to co-invest with the CapitalSouth Funds in transactions originated by the CapitalSouth investment team unless we obtain an exemptive order from the SEC. We currently intend to seek an exemptive order, and the SEC has granted exemptive relief for co-investments to BDCs in the past. However, there can be no assurance that we will obtain such relief. Before obtaining such relief, we intend to co-invest alongside the CapitalSouth Funds only in accordance with existing regulatory guidance. For example, at any time, we may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiating point.

To enhance our opportunity for gain, we intend to employ leverage as market conditions permit and at the discretion of Chanticleer Advisors, but in no event will leverage employed exceed 50.0% of the value of our assets as required by the 1940 Act. See “Risk Factors—Risks Related to our Investments” beginning on page 42 for a discussion of the risks inherent in our target portfolio company investments.

We do not intend to list our securities on an exchange until at least two years after the beginning of our offering or when we have raised at least $100,000,000 in capital, and do not expect a public market to develop for them until that time. Therefore, stockholders may not be able to sell their shares promptly or at a desired price. While a BDC may list its shares for trading in the public markets, we have elected not to do so at this time.

About Chanticleer Advisors

Chanticleer Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, or the Advisers Act, and is an affiliate of Chanticleer Holdings, Inc.  Chanticleer Holdings is a Charlotte-based investment and alternative asset management firm, formed in 2005.  Chanticleer Holdings was formerly registered as a business development company.  Chanticleer Advisors also manages a microcap value fund.  In July 2008, Chanticleer Holdings elected to withdraw its registration as a business development company in order to pursue an acquisition of Hooters’ franchises.

Our president and chief executive officer, Michael Pruitt, has led Chanticleer Holdings since its inception. In addition to his career in managing alternative assets for his investor base, Mr. Pruitt has been an active private investor and entrepreneur, having built or having been affiliated with several companies in the finance and trucking industries.

Chanticleer Advisors’ senior management team has extensive experience in private lending and private equity, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, focusing on risk management and potentially delivering higher returns by virtue of tax-advantaged transaction structures. Chanticleer Advisors is staffed by four investment professionals, Michael Pruitt, Joseph Koster, Matthew Miller and Carey Grainger, and may retain additional investment personnel following the date we meet our minimum offering requirement, based upon its needs.

All investment decisions will require the unanimous approval of Chanticleer Advisors’ investment committee, which is currently comprised of Messrs. Pruitt, Alala and Grainger. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and will annually review the compensation we pay to Chanticleer Advisors and determine that the provisions of the investment advisory and administrative services agreement are carried out. See “Investment Advisory and Administrative Services Agreement.”

Michael Pruitt has been our president and chief executive officer since inception as well as the chief executive officer of Chanticleer Advisors since its inception.  Mr. Pruitt, a long-time entrepreneur with a proven track record, possesses the expertise to evaluate potential investments, form key relationships and recognize a strong management team.  Mr. Pruitt founded Avenel Financial Group in 1999, a boutique financial services firm concentrating on emerging technology company investments, which later evolved into Avenel Ventures, a technology investment and business development company.  In the late 1980s, Mr. Pruitt owned Southern Cartridge, Inc., which he eventually sold to MicroMagnetic, Inc., where he continued working as Executive Vice President and a Board member until Southern Cartridge was sold to Carolina Ribbon in 1992.  From 1992 to 1996, Mr. Pruitt worked in a trucking firm where he was instrumental in increasing revenues from $6 million to $30 million.  The firm was sold in 1996 to Priority Freight Systems.  Between 1997 and 2000, Mr. Pruitt assisted several public and private companies in raising capital, recruiting management and preparing companies to go public or be sold.  He was the CEO, President and Chairman of the Board of Onetravel Holdings, Inc. (formerly RCG Companies), a publicly traded holding company formerly listed on the AMEX.  Mr. Pruitt received a Bachelor of Arts degree from Coastal Carolina University in Conway, South Carolina, where he sits on the Board of Visitors of the Wall School of Business.  Mr. Pruitt is currently a director of Efficiency Technology, Inc. and North American Energy, Inc.

Joseph B. Alala, III is the Founder and President and CEO of CapitalSouth Investments, LLC, a private equity and mezzanine firm that, together with the other CapitalSouth Management Companies, manages over $600 million of capital with offices in Charlotte and Raleigh, North Carolina, Dallas, Texas, Louisville, Kentucky, Orlando, Florida and Atlanta, Georgia.  Since 2000, the CapitalSouth Funds have completed over 60 investments with total transaction financings exceeding $2 billion.

The CapitalSouth Funds invest mezzanine and/or equity capital into growth financings, control buyouts, recapitalizations, and management buyouts/ESOPs.

Mr. Alala received his AB in economics from Princeton University and his JD/MBA from Wake Forest University.  Mr. Alala serves on the Board of Directors of multiple private companies and he was a founding Director of a large regional community bank.  He is actively involved in many charitable and non-profit organizations, including serving on the Princeton Track and Field Board of Trustees and serving on the Board of Governors for the National Association of Small Business Investment Companies (NASBIC). He is an active member of Young President’s Organization – YPO Rebel Chapter.

Mr. Grainger currently serves as the managing member of Titan Capital Partners, LLC a private structured finance advisory and corporate consulting company.  Previously, Mr. Grainger was a principal and managing member of the Kairos Companies – a group of companies Mr. Grainger founded to focus on creating and executing specialized and unique investment opportunities in both public and private markets.  A long-time entrepreneur and consultant, Mr. Grainger has successfully operated, built and managed several financial services organizations throughout the Southeast.

Mr. Grainger’s most recent market contributions have been relative to strategic alliances and generating pipeline opportunities for larger, long-term projects in the distressed and dislocated financial institutions and services industry.  Additionally, Mr. Grainger’s skills focus heavily on structured capital sourcing and strategic corporate finance consulting for growth equity stage corporate investment opportunities.

Prior to Kairos, Mr. Grainger rose to the positions of Senior Vice President – Investments, Senior Portfolio Manager and Corporate Client Group Director at Smith Barney.  He acted as the Managing Partner of one of the largest Wealth Management Teams at Smith Barney / Citigroup where he was responsible for the management and execution of this top ranking team in the areas of equity management, alternative investment consulting and customized risk management solutions.  Additionally, he co-managed approximately $400 million of equity portfolio in separate accounts.

Mr. Grainger received his BBA degree in Finance from the University of Georgia in 1993.

Mr. Grainger is Series 7, 63 and 65 licensed.

About CapitalSouth

From time to time, Chanticleer Advisors may enter into sub-advisory relationships with advisers that possess skills that Chanticleer Advisors believes will aid it in achieving our investment objectives. Chanticleer Advisors has engaged CapitalSouth to act as our investment sub-adviser. CapitalSouth plans to assist Chanticleer Advisors with identifying investment opportunities and to make investment recommendations for approval by Chanticleer Advisors, according to asset allocation and other guidelines set by Chanticleer Advisors.

The CapitalSouth Funds provide subordinated-debt and junior capital to lower-middle market companies located throughout the United States.  The first CapitalSouth Fund was created in 1998, and the CapitalSouth Management Companies are headquartered in Charlotte, North Carolina and manage over $600 million in assets.  The CapitalSouth Management Companies also have offices in Raleigh, North Carolina, Dallas, Texas, Louisville, Kentucky, Orlando, Florida and Atlanta, Georgia.  Three CapitalSouth Funds are Small Business Investment Companies (SBICs) that are regulated by the U.S. Small Business Administration.

Under the investment sub-advisory agreement, CapitalSouth plans to assist Chanticleer Advisors in identifying investment opportunities and to make investment recommendations for approval by Chanticleer Advisors. CapitalSouth intends that its investment recommendations will be made in a manner that is consistent with its existing investment and monitoring processes developed by its senior investment team members during the last ten years.

Market Opportunity

We believe that the market for lending to small and middle market private U.S. companies is underserved and presents a compelling investment opportunity. Chanticleer Advisors’ senior management team has witnessed significant demand for debt capital among small and middle market companies that have the characteristics we target. We believe that this demand, coupled with the limited and fragmented availability of funding within our target market, will enable us to achieve favorable transaction pricing. We are raising funds in an attempt to capitalize on what we believe is a favorable pricing environment. We intend to invest primarily in senior loans of private middle-market leveraged companies organized and located in the U.S.  We believe that the following characteristics support our belief:

Disruptions within the credit markets have reduced middle-market companies’ access to the capital markets for senior debt.    While many middle-market companies were previously able to raise senior debt financing through traditional large financial institutions, we believe this approach to financing will become more difficult as implementation of U.S. and international financial reforms, such as Basel 3, will limit the capacity of large financial institutions to hold non-investment grade leveraged loans on their balance sheets. We believe that many of these financial institutions have de-emphasized their service and product offerings to middle-market companies in particular. In addition, the formation of new collateralized loan obligation, or “CLO,” vehicles has declined dramatically from historic levels, from $97 billion of issuances in 2006 to $4 billion of issuances in 2010 as of December 17, 2010. We believe this decline, coupled with the upcoming expiration of the investment periods of the majority of existing CLOs by the end of 2011, have and will continue to restrict available capital for new middle-market senior loan originations.

Large target market. According to Dun & Bradstreet, as of December 2010, there were approximately 214,000 small and middle market companies in the U.S., defined as companies with annual revenues between $10 million and $500 million, compared with approximately 4,700 companies with revenues greater than $500 million. These smaller and middle market companies represent a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Small and middle market companies have generated a significant number of investment opportunities for investment programs managed by Chanticleer Advisors over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

There is a large pool of uninvested private equity capital likely to seek additional capital to support their private investments. We believe there is a large pool of uninvested private equity capital available to middle-market companies. We expect that middle-market private equity firms will continue to invest the $197 billion raised since 2000 in middle-market companies and that these private equity firms will seek to support their investments with senior loans from other sources, such as Chanticleer Dividend Fund. Additionally, over $12.2 billion was raised by middle market sponsors during 2010, which we believe demonstrates the continued appetite for middle-market acquisitions that will need senior debt financing.

The wave of leveraged loans maturing through 2015 will provide additional demand for senior debt capital.    Although many companies were able to refinance or amend their senior debt obligations during 2010, there remains over $400 billion of anticipated leveraged loans maturing before the end of 2015. We believe that the majority of the companies able to access the markets during 2010 were larger companies and thus the need to refinance capital structures of middle-market companies will remain particularly robust.

Limited investment competition. We believe that lending to small and middle market private U.S. companies generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available for disclosure from these companies. In addition, we believe small and middle market companies often require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, with relatively high cost structures, are not equipped to deal with these factors. Due to these cost issues and pressures to rapidly grow loan portfolios, financial institutions appear to be emphasizing services to larger corporate clients and transactions, with a consequent reduction in the availability of debt financing to small and middle market companies.

Active private equity focus on small and middle market firms. Private equity firms have continued their active roles investing in small and middle market companies, and Chanticleer Advisors’ senior management team expects this trend to continue. Private equity funds often seek to leverage their investments by combining capital with senior secured and mezzanine loans from other sources. Thus, we believe that significant private equity investment in small and middle market firms will create substantial investment opportunities for us to fill the role of leverage provider. We believe that the network of relationships between Chanticleer Advisors’ senior management team and the private equity community will be a key channel through which we will access significant investment opportunities.

Investing in private middle market senior secured debt provides an attractive risk reward profile.    In general, terms for illiquid, middle market leverage loans have been more attractive than leveraged loans for larger corporations. We believe this is because fewer institutions are able to invest in the illiquid asset class. In 2010, on average, the total debt to EBITDA ratio for middle-market LBOs was 4.3x, versus 4.7x for large capitalization LBOs. As of October 31, 2010, the average new issue yield for middle-market leveraged loans was 7.9%, significantly higher than the 5.4% average new issue yield for large capitalization loans. Additionally, from 1995 through 2009, 4.10% of leveraged loans under $100 million in size defaulted, versus a default rate of 8.06% on loan tranches $500 million or greater.

Attractive market segment. We believe that the underserved nature of such a large segment of the market, coupled with strong demand for capital, creates a significant opportunity for investment. Because of the current investing environment, we believe that small and middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and more attractive security features in the form of stricter covenants and quality collateral. Additionally, as compared to larger companies, small and middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors present advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

The decrease in competition and continued robust supply provide us with significant leverage in negotiating terms for private middle-market senior debt financings.    Due to the factors listed above, we believe we will be able to negotiate favorable terms. Such favorable terms may include higher debt yields with LIBOR floors and lower leverage levels with more significant covenant protection than typical transactions involving larger companies.

Therefore, we believe that there is an opportunity to invest in senior loans of leveraged companies and that we are well positioned to serve this market.

Characteristics of and Risks Related to Investments in Private Companies

We intend to invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves may often be illiquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, little public information generally exists about private companies. Finally, these companies may often not have third- party debt ratings or audited financial statements. We must therefore rely on the ability of Chanticleer Advisors and/or CapitalSouth to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of and risks involved in investing in these companies. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies that are designed to protect investors.

Investment Strategy

When identifying prospective portfolio companies, we intend to focus primarily on the following attributes, which we believe will help us generate higher total returns with an acceptable level of risk. These attributes are:

•
Leading, defensible market positions that present attractive growth opportunities. We will seek companies that we believe possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, minimizing sales risk and protecting profitability.

•
Investing in private companies. We intend to invest in companies that possess annual revenues of between $10 million and $500 million and annual operating cash flow of at least $2 million at the time of investment. We do not intend to invest in start-up companies, turnaround situations or companies with speculative business plans.

•
Proven management teams with meaningful equity ownership. We intend to focus on investments in which the target company has an experienced management team with an established track record of success. We will typically require the portfolio companies to have in place proper incentives to align management’s goals with ours. Generally, we intend to focus on companies in which the management teams have significant equity interests.

•
Private equity sponsorship. Often we will seek to participate in transactions sponsored by what we believe to be high-quality private equity firms. Chanticleer Advisors’ senior management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company provides an additional level of due diligence investigation and is an implicit endorsement of the quality of the investment. Further, by co-investing with quality private equity firms which commit significant sums of equity capital with junior priority to our debt investments, we may benefit from having due diligence on our investments performed by both parties.

•
Diversification. We will seek to diversify our portfolio among companies engaged in a variety of industries, thereby potentially reducing the risk of a downturn in any one industry having a disproportionate impact on the value of our portfolio. We cannot assure you that we will be successful in this regard.

•
Viable exit strategy. We intend to focus our investment activity primarily in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, with the potential for capital gain on any equity interest we hold through an initial public offering of common stock, a merger, a sale or other recapitalization. See “Investment Objectives and Strategy.”

Moreover, we may acquire investments in the secondary loan market, and, in analyzing such investments, we will employ the same analytical process that we use for our primary investments.

Competitive Advantages

We believe that we offer to our investors the following competitive advantages over other capital providers to private, U.S. small and middle market companies:

Middle market focus. Chanticleer Advisors and CapitalSouth’s investment team have experience in sourcing and investing in debt issued by small and middle market companies. We believe the relationships created while developing this experience will provide us access to an attractive pool of private companies that is not well served by larger financial institutions. Furthermore, Chanticleer Advisors’ senior management team believes that, because middle market companies are not as well covered by investors as larger companies, there is greater opportunity to negotiate terms that include enhanced protections without necessarily comprising yield.

Global platform with seasoned investment professionals. Chanticleer Advisors’ senior management team believes that the breadth and depth of its experience, together with the resources of CapitalSouth’s investment team, some of whom are dedicated to sourcing, structuring, executing, monitoring and realizing upon a broad range of private investments, provides us with a significant competitive advantage in sourcing attractive investment opportunities worldwide.

Long-term investment horizon. Unlike most private equity and venture capital funds, we will not be required to return capital to our stockholders once we exit a portfolio investment. Such funds typically can only be invested once and must be returned to investors after a specific time period. These provisions often force private equity and venture capital funds to seek liquidity events, including initial public offerings, mergers or recapitalizations more quickly than they otherwise might, potentially resulting in a lower return to investors. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, will provide us with the opportunity to increase total returns on invested capital compared to other private company investment vehicles.

Transaction Sourcing Capability. Chanticleer Advisors will seek to identify attractive investment opportunities both through active origination channels and through its long-term relationships with numerous corporate and fund management teams, members of the financial community and potential corporate partners. In addition, Chanticleer Advisors will seek to access the CapitalSouth investment team’s transaction flow. The CapitalSouth investment team seeks to generate investment opportunities through syndicate and club deals and also through the CapitalSouth Management Companies’ origination channels. With respect to syndicate and club deals, CapitalSouth has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the industry experience of its investment professionals in the leveraged finance marketplace. We believe that the networks of Chanticleer Advisors and CapitalSouth will produce investment opportunities for us.

Focus on Collaboration.  We believe our investment team’s strong relationship network will be enhanced by the collaborative role we intend to play in the middle-market private equity industry, similar to the CapitalSouth Management Companies’ efforts on behalf of the CapitalSouth Funds.  We intend to offer tailored solutions to our portfolio companies, and we believe that this role will provide us with greater deal flow as opposed to being viewed as a competitor for bidding control stakes.  Because we are not associated with a private equity firm, we will not be precluded from partnering with most of the top tier financial sponsors.

Disciplined, income-oriented investment philosophy. Chanticleer Advisors and CapitalSouth will seek to employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach will involve a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to maximize current yield and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.

Ability to utilize a wide range of transaction structures. Chanticleer Advisors and CapitalSouth believe that the experience of their investment teams in transaction structuring at all levels of a company’s capital structure will assist them in managing risk while preserving the opportunity for gain. We will attempt to capitalize on this experience in an effort to produce an investment portfolio that will perform in a broad range of economic conditions. In addition, we believe that the ability to offer several forms of financing will make us an attractive provider of capital to prospective portfolio companies. Such flexible transaction structuring allows a prospective portfolio company to forgo the substantial cost of conducting multiple negotiations and undergoing multiple due diligence processes to secure the different types of capital it requires.

Plan of Distribution

This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to this registration statement, which are subject to SEC review, to allow us to continue this offering for at least two years. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000. We will not sell any shares unless we raise gross offering proceeds of $1.5 million by one year from the date of this prospectus. Pending satisfaction of this condition, all subscription payments will be placed in an account held by the escrow agent, Paragon Commercial Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $1.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account. Upon raising $1.5 million and meeting our minimum offering requirement, the funds will be released from escrow to us within approximately 30 days and investors with subscription funds held in the escrow will be admitted as stockholders as soon as practicable, but in no event later than 15 days after such release. Subsequent to meeting the minimum offering requirement, we will then sell our shares on a continuous basis at a price of $10.00; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price after deduction of selling commissions and dealer manager fees that is below net asset value. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.chanticleerdividendfund.com.

We expect to retain one or more dealer managers in connection with this offering.  We will pay a selling commission of 7.0% from the gross proceeds of any common stock sold by selected broker-dealers.  We will also pay a dealer manager fee of 3.0% from the gross proceeds of any common stock sold by a dealer manager or a by a broker retained and managed by the dealer manager.  A dealer manager will be allowed to reallow a portion of its dealer manager fee to brokers retained and managed by it.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater then $5,000 and pay such amount at the time of subscription. You should make your check payable to “Paragon Commercial Bank, N.A., as agent for Chanticleer Dividend Fund, Inc.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your shares, proceeds will be deposited into an interest-bearing account. Any interest accrued between the time subscription proceeds are received and the time shares are accepted will be used to purchase additional shares or fractions thereof. See “How to Subscribe.”

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of Chanticleer Advisors and CapitalSouth, and (e) the tax consequences of the investment. For additional information, including special suitability standards for residents of Alabama, Arizona, Iowa, Kansas, Kentucky, Nebraska and Ohio, see “Suitability Standards.”

How to Subscribe

Investors who meet the suitability standards described herein may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.

•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

•
Deliver a check for the full purchase price of the shares of our common stock being subscribed for along with the completed subscription agreement to the selected broker-dealer. You should make your check payable to “Paragon Commercial Bank, N.A., as agent for Chanticleer Dividend Fund, Inc.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.

•
By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor attests that he meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds shall be returned to subscribers with interest and without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive this prospectus.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Estimated Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in small and middle market private, U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. The remainder will be used for working capital and general corporate purposes. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives. It may take several months after meeting our minimum offering requirement before we have raised sufficient funds to invest the initial proceeds of this offering in securities meeting our investment objectives and providing diversification of our portfolio. Pending such use, we will invest the net proceeds primarily in short-term securities consistent with our business development company election and our election to be taxed as a RIC. During this time, we may employ a portion of the net proceeds to pay operating expenses, distributions to stockholders, and for general corporate purposes. See “Estimated Use of Proceeds.”

Liquidity Strategy

We intend to provide liquidity for our stockholders by listing our shares on an exchange two years after the beginning of this offer or after we have raised at least $100,000,000 in capital.  We may determine not to pursue a listing for our shares if we believe that then-current market conditions are not favorable for a listing, and that such conditions will improve in the future. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

Advisory Fees

Chanticleer Advisors and CapitalSouth will be compensated for their services. Under the investment advisory and administrative services agreement, Chanticleer Advisors is entitled to a fee consisting of two components—a base management fee and an incentive fee. The base management fee will be payable quarterly in arrears, and will be calculated at an annual rate of 1.6% of the average value of our gross assets.

The incentive fee will consist of three parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subordinated to a preferred return on adjusted capital equal to 2.0% per quarter, or an annualized rate of 8.0%.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the company and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of the company in excess of adjusted capital, as calculated immediately prior to liquidation. See “Investment Advisory and Administrative Services Agreement—Overview of Chanticleer Advisors — Advisory Fees.”

See “Investment Advisory and Administration Services Agreement—Overview of CapitalSouth” for a description of the investment sub-advisory agreement and the fees payable to CapitalSouth by Chanticleer Advisors pursuant to such agreement.

Administration

Chanticleer Advisors will be reimbursed for administrative expenses it incurs on our behalf. See “Administrative Services.”

Conflicts of Interest

Chanticleer Advisors, CapitalSouth and certain of their affiliates will experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•
The directors, officers and other personnel of Chanticleer Advisors allocate their time between advising us and managing other investment activities and business activities in which they may be involved;

•
The compensation payable by us to Chanticleer Advisors and other affiliates will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;

•
We may compete with certain affiliates for investments, subjecting Chanticleer Advisors and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;

•
Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, Chanticleer Advisors and CapitalSouth will receive certain fees in connection with the management and sale of our portfolio companies;

•
The personnel of CapitalSouth allocate their time between assisting Chanticleer Advisors in connection with identifying investment opportunities and making investment recommendations and performing similar functions for the CapitalSouth Funds and other business activities in which they may be involved;

•
We may compete with the CapitalSouth Funds for investment opportunities, subjecting CapitalSouth to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions to Chanticleer Advisors;

•
From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which Chanticleer Advisors or one or more of the CapitalSouth Management Companies provide investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

•
Chanticleer Advisors, CapitalSouth and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be similar to ours;

•
Chanticleer Advisors, CapitalSouth and their respective affiliates are not restricted by any agreement with us from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of Chanticleer Advisors and CapitalSouth. Certain of the CapitalSouth Management Companies, whose primary business includes the origination of investments, engage in investment advisory business with accounts, including the CapitalSouth Funds, that compete with us. Neither CapitalSouth nor any of the other CapitalSouth Management Companies or CapitalSouth Funds has any obligation to make their originated investment opportunities available to us, and there is no guarantee that we will receive any opportunities to co-invest with the CapitalSouth Funds; and

•
To the extent permitted by the 1940 Act and staff interpretations, Chanticleer Advisors may determine it appropriate for us and one or more other investment accounts managed by Chanticleer Advisors, CapitalSouth or any of their respective affiliates to participate in an investment opportunity. To the extent required, we will seek exemptive relief from the SEC to engage in co-investment opportunities with the CapitalSouth Funds. There can be no assurance that we will obtain such exemptive relief. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, Chanticleer Advisors will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate.

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:

•
We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives.

•
Chanticleer Advisors has no prior experience managing a business development company or a regulated investment company. Therefore, Chanticleer Advisors may not be able to successfully operate our business or achieve our investment objectives.

•	Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.

•
The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you.

•	We intend to qualify as a RIC but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•
As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

•	We are subject to financial market risks, including changes in interest rates which may have a substantial negative impact on our investments.

•
A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

•
We have not identified specific investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock.

•
We intend to invest primarily in senior secured term loans, second lien loans and mezzanine debt and selected equity investments issued by small and middle market companies. For our senior secured and second lien loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Mezzanine debt investments are typically unsecured, and this may involve a heightened level of risk, including a loss of principal or the loss of the entire investment.

•
The potential for Chanticleer Advisors to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be the case, and Chanticleer Advisors may have an incentive to increase portfolio leverage in order to earn higher base management fees. In addition, since CapitalSouth will receive a portion of the advisory fees paid to Chanticleer Advisors, CapitalSouth may have an incentive to recommend investments that are riskier or more speculative.

•	This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.

•
Chanticleer Advisors, its affiliates and CapitalSouth face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner but which may result in actions that are not in your best interests.

•
After meeting the minimum offering requirement, the purchase price at which you purchase shares will be determined at each monthly closing date. As a result, your purchase price may be higher than the prior monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior monthly closing price.

•
We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.

•
Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.

•
Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole, and financial firms in particular. These conditions may make it more difficult for us to achieve our investment objectives.

See “Risk Factors” beginning on page 35 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Reports to Stockholders

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.chanticleerdividendfund.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Distributions

We intend to authorize and declare distributions monthly and pay distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. Subject to the board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare a monthly distribution amount per share of our common stock. We will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates and your distributions will begin to accrue on the date we accept your subscription for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. There can be no assurance that we will be able to pay distributions at a specific rate or at all. See “Material U.S. Federal Income Tax Considerations.”

Distribution Reinvestment Plan

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution reinvestment plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. We expect to coordinate distribution payment dates so that the same price that is used for the monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. Your reinvested distributions will purchase shares at a price equal to 95.0% of the price that shares are sold in the offering at the monthly closing immediately following the distribution payment date. See “Distribution Reinvestment Plan.”

Taxation

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our principal executive offices are located at 11220 Elm Lane, Suite 203, Charlotte, North Carolina 28277. We maintain a website at www.chanticleerdividendfund.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Chanticleer Dividend Fund, Inc.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:

Expenses (as a percentage of offering price)(1)
Sales load to dealer manager(2)	10.0%
Offering expenses borne by us(3)	1.5%
Total stockholder transaction expenses	11.5%

Annual expenses (as a percentage of net assets attributable to common stock)(1)
Base management fee(4)	1.6%
Incentive fees payable under our investment advisory and administrative services agreement(5)	0.0%
Interest payments on borrowed funds(6)	3.0%
Other expenses	1.6%
Acquired fund fees and expenses(7)	0.0%
Total Annual Expenses	6.2%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a selling commission of 7.0% and a dealer manager fee of 3.0% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% net annual return:(1)	$157	$240	$325	$538

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the greater of 95.0% of the most recent offering price or at such price necessary to ensure that shares are not sold at a price that is below net asset value. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

(1)
Amount assumes we sell $125 million worth of our common stock in this offering which represents the amount we expect to sell during the twelve months following the commencement of the offering and also assumes we borrow funds equal to 50.0% of our net assets. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to meet the Minimum Offering Requirement only, our expenses as a percentage of the offering price would be significantly higher. There can be no assurance that we will sell $125 million worth of our common stock.

(2)	“Sales load” includes selling commissions of 7.0% and dealer manager fees of 3.0%.

(3)	Amount reflects estimated offering expenses to be paid by us of up to $2.3 million if we raise $125 million in gross proceeds.

(4)
Our base management fee under the investment advisory and administrative services agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 1.6% of the average value of our gross assets. See “Investment Advisory and Administrative Services Agreement—Overview of Chanticleer Advisors—Advisory Fee.”

(5)
Based on our current business plan, we anticipate that we will begin to make investments in portfolio companies as soon as practicable after we meet our minimum offering requirement, and we may have capital gains and interest income that could result in the payment of an incentive fee to Chanticleer Advisors in the first year after completion of this offering. However, the incentive fee payable to Chanticleer Advisors is based on our performance and will not be paid unless we achieve certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies, and realize capital gains upon the sale of equity investments in our portfolio companies. The incentive fee will consist of three parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subordinated to a preferred return on adjusted capital equal to 2.0% per quarter, or an annualized rate of 8.0%.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the company and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of the company in excess of adjusted capital, as calculated immediately prior to liquidation. See “Investment Advisory and Administrative Services Agreement—Overview of Chanticleer Advisors—Advisory Fees.” See “Investment Advisory and Administrative Services Agreement—Overview of Chanticleer Advisors—Advisory Fee” for a full explanation of how the incentive fee is calculated.

(6)
We may borrow funds to make investments, including before we have fully invested the initial proceeds of this offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 50.0% of our net assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 6.0%.

Our ability to incur leverage during the twelve months following the commencement of this offering depends, in large part, on whether we meet our minimum offering requirement and, if so, the amount of money we are able to raise through the sale of shares registered in this offering.

(7)
We have no current intention during our first year of operations to invest in the securities or other investment instruments of public investment companies or BDCs or private investment companies. If we were to make such investments, we would incur fees and our stockholders would pay two levels of fees. As we have no current intention of making any such investments, any estimate of the amount of such fees would be highly speculative.

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER

The dealer manager will receive compensation and reimbursement for services relating to this offering, and we will compensate Chanticleer Advisors for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities and their affiliates are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes the shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee, the subordinated incentive fee on income, the incentive fee on capital gains during operations and the subordinated liquidation incentive fee are calculated, see “Investment Advisory and Administrative Services Agreement—Advisory Fees.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (12,500,000 Shares)(1)
	Fees to the Dealer Manager

Sales Load

Selling commissions(2)	7.0% of gross offering proceeds from the offering; all selling commissions are expected to be reallowed to selected broker-dealers.	$8,750,000

Dealer manager fee(2)	Up to 3.0% of gross proceeds, all or a portion of which may be reallowed to selected broker- dealers.	$3,750,000

	Reimbursement to Our Investment Adviser

Other organization and offering expenses(3)	We will reimburse Chanticleer Advisors for the organizational and offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause the selling commissions, dealer manager fee, accountable due diligence expenses and the other organizational and offering expenses borne by us to exceed 15.0% of the gross offering proceeds as the amount of proceeds increases. Based on our current estimate, we estimate that these expenses would be $1,875,000 million, or 1.5% of the gross offering proceeds, if we use the maximum amount offered.	$1,875,000

	Investment Adviser Fees

Base management fee	The base management fee will be calculated at an annual rate of 1.6% of our average gross assets and payable quarterly in arrears. The base management fee may or may not be taken in whole or in part at the discretion of Chanticleer Advisors. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as Chanticleer Advisors shall determine.	$1,780,358

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (12,500,000 Shares)(1)
Subordinated Incentive Fee on Income
The subordinated incentive fee on income will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, and will be subordinated to a preferred return on adjusted capital equal to 2.0% per quarter (an annualized rate of 8.0%).(4) No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the preferred quarterly return of 2.0% (the “preferred quarterly return”) on adjusted capital. For any calendar quarter in which pre-incentive fee net investment income is greater than the preferred quarterly return, but less than 2.5%, the subordinated incentive fee on income shall equal the amount of pre-incentive fee net investment income in excess of the preferred quarterly return. This fee is referred to as the catch-up(5) and provides an increasing fee, but is in no event greater than the 20.0% of the pre-incentive fee net investment income, as the pre-incentive fee net investment income increases from a 2.0% to a 2.5% quarterly return on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.5% of adjusted capital, the subordinated incentive fee on income shall equal 20.0% of pre-incentive fee net investment income. For purposes of this fee, adjusted capital shall mean cumulative gross proceeds generated from sales of our common stock (including our distribution reinvestment plan) reduced for distributions to investors of proceeds from non-liquidating dispositions of our investments.
These amounts cannot be estimated since they are based upon the performance of the assets held by the company. The company has not commenced operations and has no prior performance.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (12,500,000 Shares)(1)
Incentive Fee on Capital Gains During Operations
An incentive fee on capital gains earned on liquidated investments of the portfolio during operations prior to a liquidation of the company will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement) and will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.
These amounts cannot be estimated since they are based upon the performance of the assets held by the company. The company has not commenced operations and has no prior performance.

Subordinated Liquidation Incentive Fee	The subordinated liquidation incentive fee will equal 20.0% of the net proceeds from a liquidation of the company in excess of adjusted capital, as measured immediately prior to liquidation.	These amounts cannot be estimated since they are based upon the performance of the assets held by the company. The company has not commenced operations and has no prior performance.

Other Expenses

Other Operating Expenses
We will reimburse the expenses incurred by Chanticleer Advisors in connection with its provision of administrative services to us, including the compensation payable by Chanticleer Advisors to our chief financial officer and chief compliance officer and other administrative personnel of Chanticleer Advisors. We will not reimburse for personnel costs in connection with services for which Chanticleer Advisors receives a separate fee. In addition, we will not reimburse Chanticleer Advisors for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of Chanticleer Advisors.
We have estimated, based on historical costs, that these annual expenses will be approximately $1.77 million or, 1.6% of the Maximum Offering. Actual amounts may be lower or higher than this.

(1)	Assumes all shares are sold at $10.00 per share with no reduction in selling commissions or dealer manager fees.

(2)
The selling commission and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. No selling commission or dealer manager fee will be paid in connection with sales under our distribution reinvestment plan.

(3)
After raising at least $1.5 million in gross offering proceeds, we expect to begin incurring some organizational and offering expenses directly. The organizational and offering expense reimbursement consists of costs incurred by Chanticleer Advisors and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including for marketing, salaries and direct expenses of its employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by Chanticleer Advisors. Chanticleer Advisors will be responsible for the payment of our cumulative organizational and offering expenses to the extent they exceed the greater of $75,000 or 1.5% of the aggregate proceeds from the offering, without recourse against or reimbursement by us.

(4)
A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in an increase in the amount of incentive fees payable to Chanticleer Advisors.

(5)
As the quarterly pre-incentive fee net investment income rises from 2.0% to 2.5%, the “catch-up” feature allows Chanticleer Advisors to recoup the fees foregone as a result of the existence of the investor’s preferred quarterly return.

Certain of the advisory fees payable to Chanticleer Advisors are not based on the performance of our investments. See “Investment Advisory and Administrative Services Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to Chanticleer Advisors, the dealer manager and their affiliates and the conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business, and this offering.

Q:	What is a “BDC”?

A:
BDCs are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act of 1933 and the Securities Exchange Act of 1934. BDCs make investments in private or thinly-traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and qualify to elect to be taxed as “regulated investment companies” for federal tax purposes.

Q:	What is a “RIC”?

A:
A “RIC” is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its stockholders from its tax earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:	Who will choose which investments to make?

A:
All investment decisions made by Chanticleer Advisors will require the unanimous approval of its investment committee. The members of Chanticleer Advisors’ investment committee are Michael Pruitt, Joseph Alala and Carey Grainger. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the date of the investment advisory and administrative services agreement, will annually review the compensation we pay to Chanticleer Advisors and determine that the provisions of the investment advisory and administrative services agreement are carried out.

Q:	What is the experience of Chanticleer Advisors and CapitalSouth?

A:
Our investment activities will be managed by Chanticleer Advisors, who oversees the management of our activities, and CapitalSouth, who assists with the day-to-day management of our investment operations. Chanticleer Advisors is an affiliate of Chanticleer Holdings, Inc. Since 2005, Chanticleer Holdings and affiliated entities managed by its principals have invested over $500 million.  Chanticleer Advisors is led by its senior management team, currently comprised of Michael Pruitt, who has significant experience managing private equity investments, and Carey Grainger, who has extensive experience in business management and development. See “About Chanticleer Advisors” for the experience of these individuals. See “About CapitalSouth” for information about Chanticleer Advisors’ sub-advisor, CapitalSouth.

Q:	How does a “best efforts” offering work?

A:
When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell the shares of our common stock. Broker-dealers do not have a firm commitment or obligation to purchase any of the shares of common stock.

Q:	How long will this offering last?

A:
This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to this registration statement, which are subject to SEC review, to allow us to continue this offering for at least two years. Your ability to purchase shares and submit shares for repurchase will not be effected by the expiration of this offering and the commencement of a new one.

Q:	What happens if you do not raise a minimum of $1.5 million in this offering?

A:
We will not sell any shares unless we sell a minimum of $1.5 million in shares by _____________, 2012 (one year from the date of this prospectus). Pending satisfaction of this minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, Paragon Commercial Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $1.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees if we return funds from the escrow account. If we meet the minimum offering amount, the proceeds held in escrow, plus interest, will be released to us. See “Plan of Distribution.”

Q:	Will I receive a stock certificate?

A:
No. Our board of directors has authorized the issuance of shares of our capital stock without certificates. We expect that we will not issue shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our shares on a national securities exchange. We anticipate that all shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces the offering costs.

Q:	Who can buy shares of common stock in this offering?

A:
In general, you may buy shares of our common stock pursuant to this prospectus if you have either (1) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of Chanticleer Advisors and CapitalSouth, and (e) the tax consequences of the investment.

Generally, you must purchase at least $5,000 in shares of our common stock. Certain volume discounts may be available for large purchases. See “Plan of Distribution.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $500, except for purchases made pursuant to our distribution reinvestment plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards.”

Our affiliates may also purchase shares of our common stock. The selling commission, the dealer manager fee and the organization and offering expense reimbursement that are payable by other investors in this offering will be reduced or waived for our affiliates. The purchase of shares of our common stock by our affiliates will not count toward satisfying our minimum offering requirement.

Q:	How do I subscribe for shares of common stock?

A:
If you meet the suitability standards and choose to purchase shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected by us within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Q:	Is there any minimum initial investment required?

A:
Yes. To purchase shares in this offering, you must make an initial purchase of at least $5,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500 except for additional purchases pursuant to our distribution reinvestment plan. See “Plan of Distribution.”

Q:	Can I invest through my IRA, SEP or after-tax deferred account?

A:
Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:	How will the payment of fees and expenses affect my invested capital?

A:
The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the book value of your shares of common stock.

Q:	Will the distributions I receive be taxable?

A:
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 15.0%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the 15.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Q:	Will I be notified on how my investment is doing?

A:
Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.chanticleerdividendfund.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Q:	When will I get my detailed tax information?

A:
We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q:	Are there any restrictions on the transfer of shares?

A:
No. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

Q:	Who can help answer my questions?

A:	If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or our management at:

Chanticleer Dividend Fund, Inc.
11220 Elm Lane ∙ Suite 203
Charlotte, NC 28277
(704) 366-5122
Attn: Michael Pruitt

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have not identified any specific investments that we will make with the proceeds from this offering, and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock.

Neither we nor Chanticleer Advisors has presently identified, made investments in or contracted to make investments. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing shares of our common stock. You must rely on Chanticleer Advisors and our board of directors to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments. Because investors are not able to evaluate our investments in advance of purchasing shares of our common stock, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

We are a new company and have no operating history.

We were formed on November 10, 2010, and will not commence operations until we receive gross proceeds of $1.5 million from this offering, which we refer to as meeting the minimum offering requirement. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of our common stock could decline substantially.

Our ability to achieve our investment objectives depends on Chanticleer Advisors’ ability to manage and support our investment process. If Chanticleer Advisors were to lose any members of its senior management team, our ability to achieve our investment objectives could be significantly harmed.

Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of Chanticleer Advisors. Chanticleer Advisors will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of Chanticleer Advisors, including Messrs. Pruitt and Grainger. Messrs. Pruitt and Grainger are not subject to employment contracts with Chanticleer Advisors, nor will they receive any compensation from us, other than payments made to Chanticleer Advisors pursuant to the investment advisory and administrative services agreement. The departure of Mr. Pruitt or Mr. Grainger could have a material adverse effect on our ability to achieve our investment objectives.

Our ability to achieve our investment objectives depends on Chanticleer Advisors’ ability, with the assistance of CapitalSouth, to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Chanticleer Advisors’ capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, Chanticleer Advisors may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Chanticleer Advisors may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

In addition, both the investment advisory and administrative services agreement and the sub-advisory agreement that Chanticleer Advisors has entered into with CapitalSouth have termination provisions that allow the agreements to terminate without penalty. The investment advisory and administrative services agreement may be terminated at any time, without penalty, by Chanticleer Advisors upon 120 days notice to us. The sub-advisory agreement may be terminated at any time, without the payment of any penalty, by CapitalSouth or, upon 60 days’ written notice, by Chanticleer Advisors, if the independent members of the board of directors or the holders of a majority of our outstanding voting securities determine that it should be terminated. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements were terminated, it may be difficult for us to replace Chanticleer Advisors or for Chanticleer Advisors to replace CapitalSouth.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of Chanticleer Advisors and CapitalSouth to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that Chanticleer Advisors and CapitalSouth will depend on the relationships of their investment teams with private equity sponsors, investment banks and commercial banks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If Chanticleer Advisors or CapitalSouth fail to maintain those existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the Chanticleer Advisors and CapitalSouth investment teams have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas they have not traditionally invested in, including making investments in small- to mid-sized private, U.S. companies. As a result of these new entrants, competition for investment opportunities in small and middle market private, U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and middle market private, U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a business development company.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. Typically, there is not a public market for the securities of the privately held companies in which we intend to invest. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. The unprecedented declines in prices and liquidity in the corporate debt markets from 2008 through mid-2010 have resulted in significant net unrealized depreciation in the portfolios of many existing BDCs, reducing their net asset value. Depending on market conditions, we may face similar losses after we become a BDC, which could reduce our net asset value and have a material adverse impact on our business, financial condition and results of operations.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you which will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets. We may not be able to pay you distributions, and our distributions may not grow over time.

We intend to declare distributions monthly and pay distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will pay these distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of this offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Distributions from the proceeds of this offering or from borrowings also could reduce the amount of capital we ultimately invest in interests of portfolio companies.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.

Our board of directors may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire Chanticleer Advisors’ assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such acquisition. Such consideration could take many forms, including cash payments, promissory notes and shares of our common stock. The payment of such consideration could result in dilution of your interests as a stockholder and could reduce the earnings per share attributable to your investment.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to Chanticleer Advisors under the investment advisory and administrative services agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that we now expect will be paid by Chanticleer Advisors or its affiliates. In addition, we may issue equity awards to officers, employees and consultants, which awards would decrease net income and may further dilute your investment. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to Chanticleer Advisors, our earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As currently organized, we will not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims, potential labor disputes and other employee-related liabilities and grievances.

If we internalize our management functions, we could have difficulty integrating these functions as a stand-alone entity. Currently, individuals employed by Chanticleer Advisors and its affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could thus result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from most effectively managing our investments.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of Chanticleer Advisors and CapitalSouth to other types of investments in which Chanticleer Advisors and CapitalSouth may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

Upon commencement of this offering, we will be subject to the Sarbanes-Oxley Act of 2002, or the “Sarbanes-Oxley Act,” and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with our fiscal year ending December 31, 2011, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under Subchapter M of the Code, we will not have fixed guidelines for diversification, and while we will not target any specific industries, our investments may be concentrated in relatively few industries. As a result, the aggregate returns we will realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

The affect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

Risks Related to Chanticleer Advisors and Its Affiliates

Chanticleer Advisors has limited prior experience managing business development companies and regulated investment companies, or RIC.

Chanticleer Advisors has limited prior experience managing BDCs and RICs, and may not be able to successfully operate our business or achieve our investment objectives. As a result, an investment in our shares of common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other types of investment vehicles previously managed by Chanticleer Advisors. For example, under the 1940 Act, business development companies are required to invest at least 70.0% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or RIC or could force us to pay unexpected taxes and penalties, which could be material. Chanticleer Advisors has no experience managing a business development company or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

Chanticleer Advisors and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

Chanticleer Advisors and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and Chanticleer Advisors to earn increased asset management fees.

We may be obligated to pay Chanticleer Advisors incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our investment advisory and administrative services agreement entitles Chanticleer Advisors to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay Chanticleer Advisors incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Chanticleer Advisors is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

For federal income tax purposes, we may be required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our status as a RIC even though we will not have received any corresponding cash amount. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income for which we have not received a corresponding cash payment. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, See “Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

The time and resources that individuals employed by Chanticleer Advisors and CapitalSouth devote to us may be diverted and we may face additional competition due to the fact that individuals employed by Chanticleer Advisors and CapitalSouth are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Neither Chanticleer Advisors nor CapitalSouth are prohibited by an agreement with us from raising money for and managing another investment entity that makes the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. Subject to obtaining exemptive relief from the SEC, we also intend to co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder. Since CapitalSouth does not have investment discretion over our portfolio, we believe that we will be able to obtain relief from the SEC; however, there is no assurance that we will obtain such relief. In the event the SEC or its staff takes a different position in this regard, we could be limited in our ability to invest in certain portfolio companies in which the CapitalSouth Funds are investing or are invested. Even if we are able to receive exemptive relief, we will be unable to participate in certain transactions originated by the CapitalSouth investment team prior to receipt of such relief.

Our incentive fee may induce Chanticleer Advisors to make, and CapitalSouth to recommend, speculative investments.

The incentive fee payable by us to Chanticleer Advisors may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to Chanticleer Advisors is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage Chanticleer Advisors to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. In addition, since CapitalSouth will receive a portion of the advisory fees paid to Chanticleer Advisors, CapitalSouth may have an incentive to recommend investments that are riskier or more speculative.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, as well as the current and future partners of our investment adviser, Chanticleer Advisors, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Currently Joseph B. Alah, III, the Chief Executive Officer of our investment sub-adviser, CapitalSouth, serves as a director of Chanticleer Dividend Fund. Accordingly, certain of our officers and directors may have obligations to investors in other entities managed by their affiliates, the fulfillment of which obligations might not be in the best interests of us or our stockholders. In addition, we note that any affiliated investment vehicle currently existing, or formed in the future, and managed by our investment adviser, sub-advisor or any of their affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. CapitalSouth may face conflicts in allocating investment opportunities between us and such other entities. It is likely that we will not be given the opportunity to participate in all investments made by investment funds managed by our investment sub-adviser or the other CapitalSouth Management Companies. In any such case, when CapitalSouth or its investment team identifies an investment, it will be forced to choose which investment fund will be offered the investment. In addition, there is no right or guarantee that we will be provided with any of CapitalSouth’s deal flow.

Risks Related to Business Development Companies

Failure to invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy and maintaining our status as a business development company.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. See “Regulation.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets, or we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a business development company, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25.0% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Chanticleer Advisors without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

Risks Related to Our Investments

Current market conditions have impacted debt and equity capital markets in the United States.

Conditions in the debt and equity capital markets in the U.S. have caused firms in the financial services sector to take significant losses relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated loan market, among other things. These events, along with the deterioration of the housing market, have led to worsening general economic conditions, which have impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. Due to the current dislocation of the debt markets, which we believe may continue for an extended period of time, we and other companies in the commercial finance sector may have to access alternative markets for debt capital in order to grow. The debt capital that will be available may be at a higher cost, and terms and conditions may be less favorable which could negatively effect our financial performance and results.

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We intend to invest primarily in senior secured term loans, second lien loans and mezzanine debt and selected equity investments issued by small and middle market companies.

Senior Secured Loans and Second Lien Loans. When we extend senior secured term loans and second lien loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Debt. Our mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal which could lead to the loss of the entire investment.

These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our mezzanine debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments. We expect to make selected equity investments. In addition, when we invest in first and second lien senior loans or mezzanine debt, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in small and middle market companies involves a number of significant risks, including that they:

•
may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•
have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•
are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•
generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of Chanticleer Advisors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We will invest primarily in first lien, second lien and mezzanine debt issued by small and middle market private, U.S. companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we intend to generally structure certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we will make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly have a material adverse effect on our investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and asset values. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

The debt and equity capital markets in the U.S. have been severely impacted by a significant deterioration in the credit performance of subprime mortgages and the repricing of credit risk in the syndicated loan market, among other things. These events, along with the deterioration of the housing market, have led to worsening general economic conditions and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These conditions may impact the ability of our portfolio companies to repay their debt obligations and may also make it difficult for us to incur leverage on favorable terms, or at all.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We may not realize gains from our equity investments.

Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We intend to invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. Finally, little public information generally exists about private companies. Further, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of Chanticleer Advisors and/or CapitalSouth to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns.

The lack of liquidity in our investments may adversely affect our business.

We intend to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. We expect that our investments will generally be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Risks Relating to Debt Financing

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets increases, leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique.

Changes in interest rates may affect our cost of capital and net investment income.

Since we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in a substantial increase of the amount of incentive fees payable to Chanticleer Advisors with respect to pre-incentive fee net investment income. See “Investment Advisory and Administrative Services Agreement.”

Risks Relating to this Offering and Our Common Stock

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value.

After meeting the minimum offering requirement, the purchase price at which you purchase shares will be determined at each monthly closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and dealer manager fees. As a result, your purchase price may be higher than the prior monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior monthly closing price. See “Determination of Net Asset Value.”

This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

This offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. Even though we have established a minimum size of our offering necessary for us to release funds from the escrow account and utilize subscription funds, such amount will not, by itself, be sufficient for us to purchase a diversified portfolio of investments. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

The shares sold in this offering will not be listed on an exchange or quoted through a quotation system until two years after our offering begins or we have raised at least $100 million. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.

The shares offered by us are illiquid assets for which there is not expected to be any secondary market until two years after our offering begins or we have raised at least $100 million.

We may also delay any listing of our shares. In making a determination of when to list our shares, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common stock, internal management requirements to become a perpetual life company and the potential for stockholder liquidity. If our shares are listed, we cannot assure you a public trading market will develop. Since a portion of the offering price from the sale of shares in this offering will be used to pay expenses and fees, the full offering price paid by stockholders will not be invested in portfolio companies. As a result, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

We established the offering price for our shares of common stock on an arbitrary basis, and the offering price may not accurately reflect the value of our assets.

The price of our common stock prior to meeting the minimum offering requirement was established on an arbitrary basis and is not based on the amount or nature of our assets or our book value. Therefore, at any given time, the offering price may be higher than the value of our interests in portfolio companies.

Our ability to successfully conduct this offering is dependent, in part, on our ability to locate dealer managers that will be able to successfully establish, operate and maintain a network of broker-dealers.

We intend to retain one or more broker-dealers to act as dealer managers in this offering. At this time, we have not retained a dealer manager. The success of this offering, and correspondingly our ability to implement our business strategy, is dependent upon our ability to located a dealer manager that is willing and able to establish and maintain a network of licensed securities brokers-dealers and other agents. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through this offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

Delays in investing the net proceeds of this offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In addition, even if we are able to raise significant proceeds, we will not be permitted to use such proceeds to co-invest with the CapitalSouth Funds in transactions originated by the CapitalSouth investment team or its affiliates unless we first obtain an exemptive order from the SEC. We currently intend to seek an exemptive order, and the SEC has granted exemptive relief for co-investments to BDCs in the past. However, there can be no assurance that we will obtain such relief.

We anticipate that, depending on market conditions, it may take us several months before we have raised sufficient funds to make any investments or to invest the proceeds of this offering in securities meeting our investment objectives and providing sufficient diversification of our portfolio. During this period, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objectives. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.

Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of your investment.

Potential investors in this offering do not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 95,000,000 shares of common stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase the number of authorized shares of stock without stockholder approval. After your purchase in this offering, our board may elect to sell additional shares in this or future public offerings, issue equity interests in private offerings or issue share-based awards to our independent directors or employees of Chanticleer Advisors. To the extent we issue additional equity interests after your purchase in this offering, your percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

Certain provisions of our charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Under the Maryland General Corporation Law, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquiror, by officers or by directors who are employees of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act under the Maryland General Corporation Law any and all acquisitions by any person of our shares of stock. Our board may amend the bylaws to remove that exemption in whole or in part without stockholder approval. The Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Under the Maryland General Corporation Law, specified “business combinations,” including certain mergers, consolidations, issuances of equity securities and other transactions, between a Maryland corporation and any person who owns 10.0% or more of the voting power of the corporation’s outstanding shares, and certain other parties, (each and “interested stockholder”), or an affiliate of the interested stockholder, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter any of the specified business combinations must be approved by a super majority vote of the stockholders unless, among other conditions, the corporation’s common stockholders receive a minimum price for their shares. We are subject to the Maryland Business Combination Act. See “Description of Our Securities—Business Combinations.”

Under the Maryland General Corporation Law, certain statutory provisions permit a corporation that is subject to the Exchange Act and that has at least three outside directors to be subject to certain corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Among other provisions, a board of directors may classify itself without the vote of stockholders. Further, the board of directors, by electing into certain statutory provisions and notwithstanding the charter or bylaws, may (i) provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting, (ii) reserve for itself the right to fix the number of directors, and (iii) retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Additionally, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for you to sell your shares.

We intend to seek to complete a liquidity event for our stockholders between five to seven years following the completion of our offering stage. We expect that our board of directors, in the exercise of the requisite standard of care applicable to directors under Maryland law, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such a transaction is in the best interests of our stockholders. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, or (3) a merger or another transaction approved by our board in which our stockholders will receive cash or shares of a publicly traded company. However, there can be no assurance that we will complete a liquidity event within such time or at all.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

•
The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4.0% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90.0% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50.0% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25.0% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, See “Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

ESTIMATED USE OF PROCEEDS

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell: (1) the minimum number of shares required to meet our minimum offering requirement, or 150,000 shares and (2) the maximum number of shares registered in this offering, or 12,500,000. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in small and middle market private, U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. The remainder will be used for working capital and general corporate purposes. Based on current market conditions, we anticipate that it may take several months to fully invest the initial proceeds we receive in connection with this offering after meeting our minimum offering requirement, depending on the availability of investment opportunities that are consistent with our investment objectives and strategies.

Pending such use, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our business development company election and our election to be taxed as a RIC.

The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%
Gross Proceeds	$1,500,000	100.0%	$125,000,000	100.0%
Less:
Selling Commission	$105,000	7.0%	$8,750,000	7.0%
Dealer Manager Fee	$45,000	3.0%	$3,750,000	3.0%
Offering Expenses	$75,000	5.0%	$1,875,000	1.5%
Net Proceeds/Amount Available for Investments	$1,275,000	85.0%	$110,625,000	88.5%

DISTRIBUTIONS

We intend to authorize and declare distributions monthly and pay distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. Subject to the board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare a monthly distribution amount per share of our common stock. We will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates and your distributions will begin to accrue on the date we accept your subscription for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board. Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

From time to time and not less than quarterly, Chanticleer Advisors must review our accounts to determine whether cash distributions are appropriate. We shall distribute pro rata to our stockholders funds received by us which Chanticleer Advisors deems unnecessary for us to retain.

To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income for the calendar year, (2) 98.0% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt in” distribution reinvestment plan for our common stockholders. As a result, if we make a distribution, then stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a newly organized, externally managed, non-diversified closed-end investment company that has elected to be treated as a BDC under the 1940 Act and intends to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a RIC, under the Code.

Senior loans typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily LIBOR, plus a premium. Senior loans in which we intend to invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior loans typically are rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities.

We anticipate that our portfolio will be comprised primarily of investments in senior secured loans, second lien loans and in long-term subordinated loans, referred to as mezzanine loans, of private, small and middle market companies. We intend to provide debt and equity financing to small and middle market private, U.S. companies. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We may also invest in debt of public companies that are thinly traded.  Under normal market conditions, at least 80% of the value of our assets (including the amount of any borrowings for investment purposes) will be invested in senior loans and investments with similar economic characteristics.  In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority common or preferred equity stakes in our target firms, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor. Once we raise sufficient capital, we expect that these investments will range between $1 million and $10 million each, although investments may vary as the size of our capital base changes. Prior to raising sufficient capital, we may make smaller investments subject to liquidity constraints. See “Overview of Investing in Private Companies—Investment Types.”

Operating and Regulatory Structure

Our investment activities will be managed by Chanticleer Advisors and supervised by our board of directors, a majority of whom are independent. Under our investment advisory and administrative services agreement, we have agreed to pay Chanticleer Advisors an annual base management fee based on our gross assets as well as incentive fees based on our performance. See “Investment Advisory and Administrative Services Agreement.”

Chanticleer Advisors will provide us with general ledger accounting, fund accounting, and investor and other administrative services. Chanticleer Advisors has contracted with Eric S. Lederer to act as our chief financial officer, and has contracted with Dover Holdings LLC, to provide us with a chief compliance officer, Ron Lankford, the managing director of that firm.

Revenues

We plan to generate revenue in the form of dividends or interest payable on the debt securities that we hold and capital gains, if any, on convertible debt or other equity interests that we acquire in portfolio companies. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will be the payment of advisory fees and other expenses under the investment advisory and administrative services agreement. Our investment advisory fee will compensate Chanticleer Advisors for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments.

Chanticleer Advisors shall be responsible for compensating CapitalSouth for its services pursuant to the investment sub-advisory agreement. We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and administrative services agreement;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchase of shares of our common stock and other securities;

•	investment advisory fees;

•
fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, and staff;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for our investments; and

•
all other expenses incurred by Chanticleer Advisors, CapitalSouth or us in connection with administering our business, including expenses incurred by Chanticleer Advisors or CapitalSouth in performing their obligations, and the reimbursement of the compensation of our chief financial officer and chief compliance officer paid by Chanticleer Advisors, to the extent they are not controlling persons of Chanticleer Advisors or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

Reimbursement of Chanticleer Advisors

We will reimburse Chanticleer Advisors for the administrative expenses necessary for its performance of services to us, provided that such reimbursement shall be the lower of Chanticleer Advisors’ actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse Chanticleer Advisors for any services for which it receives a separate fee, nor for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Chanticleer Advisors.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering, and from cash flows from fees, interest and dividends earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of funds will be investments in portfolio companies, payments of our expenses and cash distributions to holders of our common stock. Immediately after we receive subscriptions for 150,000 shares and meet our minimum offering requirement, gross subscription funds will total $1.5 million. Subsequent to meeting our minimum offering requirement, we will then sell our shares on a continuous basis at a price of $10.00; however, to the extent that our net asset value per share increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. In connection with each monthly closing on the sale of shares of our common stock pursuant to this prospectus on a continuous basis, the board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value within 48 hours of the time that we price our shares. Prior to each monthly closing, we will update the information contained in this prospectus by filing a prospectus supplement with the SEC, and we will also post any updated information to our website.

We may borrow funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders, though we have not decided whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock.

Distribution Policy

We intend to authorize and declare distributions monthly and pay distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. Subject to the board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare a monthly distribution amount per share of our common stock. We will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates and your distributions will begin to accrue on the date we accept your subscription for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board. Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2010 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90.0% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.0% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

We intend to make any distributions in the form of cash under our distribution reinvestment plan, out of assets legally available therefor, unless you elect to receive your distributions and/or long-term capital gains distributions in additional shares of our common stock. See “Distribution Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in additional shares of our common stock.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the U.S., or GAAP. The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Portfolio Investments

We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, Chanticleer Advisors will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•
our quarterly valuation process begins with each portfolio company or investment being initially valued by Chanticleer Advisors’ senior management team, which may, in the case of investments recommended by CapitalSouth or any other sub-advisor engaged by Chanticleer Advisors, include information received from such sub-advisor to assist in the valuation process;

•	preliminary valuation conclusions will then be documented and discussed with the members of our board of directors;

•	if a third-party valuation firm is engaged by our board of directors, it will review these preliminary valuations;

•
our board of directors will review the preliminary valuation and Chanticleer Advisors’ senior management team and our independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the board of directors; and

•
our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of Chanticleer Advisors and the third-party valuation firm, if applicable.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. Below is a description of factors that our board of directors may consider when valuing our debt and equity investments.

Loans and Debt Securities. Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board will consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For a convertible debt security, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying (the security to which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Equity Securities. Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. The board of directors, in its analysis of fair value, will consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or in limited instances book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or related items.

The board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, we will allocate the cost basis in the investment between debt securities and nominal cost equity at the time of origination. We will subsequently value the warrants at fair value.

Organization Costs. Organization costs include, among other things, the cost of incorporation including the cost of legal services pertaining to our organization and incorporation of our business and incorporation fees. These costs are expensed as incurred. As of December 31, 2010 we had incurred organization costs of $3,150.

Offering Costs. Our offering costs include, among other things, legal fees and other costs pertaining to the preparation of the registration statement, of which this prospectus forms a part. We have charged offering costs against capital in excess of par value on the balance sheet. As of December 31, 2010 we had incurred offering costs of $25,288, which have been paid on our behalf by Chanticleer Advisors and have been recorded as a contribution to capital.

Chanticleer Advisors has funded offering costs and organization costs in the amount of $30,938. We have recorded these costs as a contribution to capital. The offering costs totaling $25,288 were offset against capital in excess of par on the financial statement. The organization costs of $3,150 were charged to expense as incurred by us for the period under audit. Under the terms of our investment advisory and administrative services agreement there is no liability on our part for the offering or organization costs funded by Chanticleer Advisors until the investment advisory and administrative services agreement is effective and we have raised sufficient proceeds from investors, as defined. Under the terms of the investment advisory and administrative services agreement, if the registration statement, of which this prospectus is a part, is declared effective by the SEC and we are successful in raising gross proceeds from investors, Chanticleer Advisors will be entitled to receive 1.5% of such gross proceeds raised from outside investors until all offering costs and organization costs listed above and any future offering or organization costs incurred have been recovered. The minimum reimbursement to Chanticleer Advisors for such fees is $75,000, if we are able to raise gross proceeds, as defined. The investment advisory and administrative services agreement will not be effective until we meet the minimum offering requirement as stated in the prospectus included in the registration statement filed with the SEC.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Contractual Obligations

We have entered into a contract with Chanticleer Advisors to provide investment advisory and administrative services. Payments for investment advisory services under the investment advisory and administrative services agreement in future periods will be equal to (a) an annual base management fee of 1.6% of the value of our gross assets and (b) an incentive fee based on our performance. See “Investment Advisory and Administrative Services Agreement.” Chanticleer Advisors, and to the extent it is required to provide such services, CapitalSouth, will be reimbursed for administrative expenses incurred on our behalf. See “Administrative Services.”

Recently Issued Accounting Standards

In June 2009, the FASB issued SFAS No. 168, The Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, which names the FASB Accounting Standards Codification, or ASC, as the source of authoritative accounting and reporting standards in the United States, in addition to guidance issued by the SEC. The ASC is a restructuring of accounting and reporting standards designed to simplify user access to all authoritative U.S. GAAP by providing the authoritative literature in a topically organized structure. The ASC reduces the U.S. GAAP hierarchy to two levels, one that is authoritative and one that is not. The ASC is not intended to change U.S. GAAP or any requirements of the SEC. The ASC became authoritative upon its release on July 1, 2009 and is effective for interim and annual periods ending after September 15, 2009.

On September 30, 2008, the FASB and the SEC issued a joint press release clarifying the application of SFAS No. 157, Fair Value Measurements (as codified in the ASC under topic 820) in a market that is not active. The FASB subsequently issued FASB Staff Position, or FSP 157-3, Determining the Fair Value of a Financial Asset When the Market for that Asset is Not Active (as codified in the ASC under subtopic 820-10-35-55A), which clarifies that the fair value of an investment should reflect an exit price in an orderly transaction, not a forced liquidation or distressed sale. In a dislocated market, judgment is required to determine whether transactions are forced liquidations or distressed sales. The guidance also reiterated that an entity should utilize its own assumptions, information and techniques to estimate fair value when relevant observable inputs are not available. The third area of clarification was that broker or pricing services quotes may not be determinative if an active market does not exist, and whether the quotes are indicative or binding should also be considered when weighting the available evidence.

In April 2009, FASB issued FSP FAS No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (as codified in the ASC under subtopic 820-10-65-4), which provides additional guidance for estimating fair value, when the volume and level of activity for the asset or liability have significantly decreased. The subtopic also includes guidance on identifying circumstances that indicate a transaction is not orderly. The guidance is effective for all interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. The adoption of this guidance did not have a significant impact on our financial statements.

In April 2009, the FASB issued FSP FAS No. 107-1 and APB 28-1, Interim Disclosures about Fair Value of Financial Instruments (as codified in the ASC under subtopic 825-10-65-1), which requires disclosures about the fair value of financial instruments for interim reporting periods, as well as annual reporting periods. This guidance is effective for all interim and annual reporting periods ending after June 15, 2009 and shall be applied prospectively. The adoption of this guidance did not have a significant impact on our financial statements or disclosures.

In April 2009, the FASB issued FSP FAS No. 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments (as codified in the ASC under subtopic 320-10-35), which provides additional guidance designed to create greater clarity and consistency in accounting for and presenting impairment losses on securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009 and shall be applied prospectively. The adoption of this guidance did not have a significant impact on our financial statements.

In May 2009, the FASB issued SFAS 165, Subsequent Events (as codified in the ASC under topic 855). This guidance establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. Although there is new terminology, the guidance is based on the same principles as those that currently exist in the auditing standards. The guidance is effective for interim or annual periods ending after June 15, 2009. The adoption of this guidance has not had a significant impact on our financial statements or disclosures.

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, which provides additional guidance to improve disclosures regarding fair value measurements. This guidance requires two new disclosures: (1) transfers in and out of Level 1 and 2 measurements and the reasons for the transfers, and (2) a gross presentation of activity within the Level 3 roll forward. The guidance also includes clarifications to existing disclosure requirements on the level of disaggregation and disclosures regarding inputs and valuation techniques. The guidance applies to all entities required to make disclosures about recurring and nonrecurring fair value measurements. The effective date of this guidance is the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward information, which is required for annual reporting periods beginning after December 15, 2010 and for interim reporting periods within those years. Except for the gross presentation of Level 3 roll forward information, we adopted this guidance during 2010, and such adoption did not have a significant impact on our consolidated financial statements or disclosures. We are currently evaluating the impact that the gross presentation of Level 3 roll forward information will have on our consolidated financial statement disclosures when adopted.

OVERVIEW OF INVESTING IN PRIVATE COMPANIES

Significant Asset Class

U.S. private investment funds, which include venture capital, private equity and private debt, represent a significant asset class, having raised approximately $1.2 trillion in capital from 2002 through the second quarter of 2008, according to Thomson Venture Economics. Private investment funds are committed to investing in companies across all industries and all stages of development, from early-stage startups to corporations with billions of dollars in revenues and global name recognition.

We believe that institutional investors, such as pension funds and university endowments, often allocate a portion of their portfolios to private investment funds, including private equity and private debt funds. We believe that these investors participate in private investment funds for a number of reasons, including their use as a potential source of risk diversification within a portfolio, as private equity and private debt funds exhibit imperfect correlation with traditional asset classes, and for their superior return potential over the long term.

We believe that the BDC structure is well suited to provide you with exposure to the private equity and private debt classes as it permits us to sell our stock to a wider investor base than traditional private investment funds within a regulatory structure designed to accommodate the special needs of investing in small and growing companies. See “Regulation.” As of November 2010, publicly traded BDCs had an aggregate market capitalization of approximately $15 billion.

Business Development Company Overview

A BDC is a category of investment company added in 1980 to the 1940 Act. The BDC category was added by Congress to facilitate the flow of capital to private companies and smaller public companies that do not have access to public capital markets or other conventional forms of financing. The 1940 Act provides a body of regulation for investment companies whose shares are offered to the public. BDCs are subject to regulatory requirements under the 1940 Act that are designed to facilitate their investment in the types of companies whose need to raise capital was the impetus behind Congress’ action in adding the BDC as a category of investment company.

Most BDCs are structured as RICs for tax purposes to provide tax-advantaged, pass-through treatment of ordinary income and long-term, capital gains from its investments directly to its stockholders with no corporate tax if at least 90.0% of its RIC taxable income is distributed in a timely manner.

We believe that the BDC industry should continue to experience growth principally because they provide the following benefits to individual investors:

•
Access to investments that have historically been accessible outside the BDC model only by high-net-worth and institutional investors, such as pension funds and endowments, primarily due to high minimum investment requirements and necessary specialized investment expertise;

•	Professionally managed investments by individuals that have the specialized expertise and experience necessary to fully understand and evaluate investment opportunities and manage investment holdings;

•	Potential to reduce risk by diversifying an individual’s investment over a portfolio of assets without requiring a large investment; and

•	Investor protection under the 1940 Act, a substantive regulatory and disclosure regime designed to, among other things, limit opportunities for overreaching by affiliates.

Life Cycle of Companies Targeted by Private Investment Funds

As noted above, private investment funds make investments in companies at all stages of the target company’s development. Stages in a typical company’s life cycle can be defined broadly (from earliest to latest) as:

•	Seed Stage. A company in this stage is generally in the process of developing a concept plan or prototype. The source of private funding for this type of company is typically called seed capital.

•
Start up Stage. These companies have typically developed a concept plan, but now require financing for business establishment costs and product development. The source of private funding for this type of company is typically called start up capital.

•
Expansion Stage. These companies have generally established products or services in the market place and working capital is required for expansion and to fund additional capacity. The source of private funding for this type of company is typically called expansion or development capital.

•
Mature Stage. Companies in this stage are typically established within their markets, have a proven track record and typically stable cash flows. Private capital may be required to replace existing equity and/or refinance debt in a recapitalization transaction or these firms may be the subject of a private equity-sponsored buyout.

We intend to target companies in the mature and expansion stages, consistent with our investment objectives.

Transaction Types

The companies we target typically require capital to fund a number of types of transactions, including management buyouts, leveraged buyouts, recapitalizations and growth and acquisition financing.

•
Management Buyouts. Management buyouts often occur when a company’s owners seek to transition out of an investment, while existing management believes that the potential for significant value creation remains in the company. In such transactions, company management will often seek a financial sponsor to aid in the purchase of its company through a combination of equity and debt.

•
Leveraged Buyouts. Leveraged buyouts occur when financial investors such as private equity firms purchase companies with balance sheets and cash flows that can sustain additional leverage, which amplifies the potential for an equity holder’s gain. This leverage can include several layers, including senior secured, second lien and mezzanine debt.

•
Recapitalizations. Recapitalizations occur when firms can benefit by changing their capital structures to enhance equity returns and/or allow existing investors to realize value through a significant, one-time distribution. In some instances, firms may be able to support additional debt due to growth in profitability and in other cases may seek external investment to partially or fully replace existing investors. Recapitalizations are also a key means of exit for institutional investors which are required to return capital at the end of their funds’ lives.

•
Growth and Acquisition Financings. Growth and acquisition financings occur when small and middle market firms need capital to fund growth opportunities. Small and middle market firms represent a significant portion of the growth segment of the U.S. economy and these firms often do not have adequate internally generated cash flow to fund growth organically or through acquisitions. These firms usually seek capital from external sources, including banks, private equity firms and venture capital firms.

Investment Types

There are a number of investment types corresponding to a company’s capital structure. Typically investors determine the appropriate type of investment based upon their risk and return requirements. Below is a diagram illustrating where these investments lie in a typical target company’s capital structure. Senior debt is situated at the top of the capital structure, and typically has the first claim on the assets and cash flows of the company, followed by second lien debt, mezzanine debt, preferred equity and finally common equity. Due to this priority of cash flows and claims on assets, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We intend to focus primarily on investments in debt securities, including senior secured loans, second lien loans and mezzanine loans.

INVESTMENT OBJECTIVES AND STRATEGY

General

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. We will be managed by Chanticleer Advisors which oversees the management of our activities and is responsible for making investment decisions for our portfolio. Chanticleer Advisors has engaged CapitalSouth to act as our investment sub-adviser. CapitalSouth plans to assist Chanticleer Advisors with identifying investment opportunities and plans to make investment recommendations for approval by Chanticleer Advisors, according to asset allocation and other guidelines set by Chanticleer Advisors. CapitalSouth and the other CapitalSouth Management Companies together oversee over $600 million in assets under management as of December 31, 2010. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to meet our investment objectives by:

•
focusing primarily on debt investments in small and middle market private U.S. companies, which we define as companies with annual revenue of $10 million to $500 million at the time of investment. We believe such a focus offers an opportunity for superior risk-adjusted returns;

•	identifying portfolio companies with experienced management teams; and

•	maintaining rigorous portfolio monitoring.

We anticipate that our portfolio will be comprised primarily of investments in senior secured loans, second lien loans and subordinated loans, or mezzanine loans, of private, U.S., small and middle market companies. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor. Once we raise sufficient capital, we expect that our investments will generally range between $5 million and $25 million each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of Chanticleer Advisors subject to oversight by our board of directors. Prior to raising sufficient capital, we may make smaller investments in syndicated loan opportunities subject to liquidity constraints. As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we will not be permitted to co-invest with the CapitalSouth Funds in transactions originated by the CapitalSouth investment team unless we obtain an exemptive order from the SEC. We currently intend to seek an exemptive order, and the SEC has granted exemptive relief for co-investments to BDCs in the past. However, there can be no assurance that we will obtain such relief. Even if we receive exemptive relief, CapitalSouth is not obligated to offer us the right to participate in all transactions originated by the CapitalSouth investment team.

Prior to obtaining exemptive relief, we intend to co-invest alongside the CapitalSouth Funds only in accordance with existing regulatory guidance. For example, at any time, we may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiating point.

To enhance our opportunity for gain, we intend to employ leverage as market conditions permit and at the discretion of Chanticleer Advisors, but in no event will leverage employed exceed 50.0% of the value of our assets as required by the 1940 Act.

We do not currently intend to list our securities on an exchange and do not expect a public market to develop for them in the foreseeable future, although we intend to seek to complete a liquidity event between five and seven years following the completion of our offering stage. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two year period. See “Liquidity Strategy.” Therefore, stockholders may not be able to sell their shares promptly or at a desired price. While a BDC may list its shares for trading in the public markets, we have elected not to do so. We believe that a non-traded structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue our investment objectives without subjecting our investors to the daily share price volatility associated with the public markets.

Market Opportunity

We believe that the market for lending to small and middle market private U.S. companies is underserved and presents a compelling investment opportunity. Chanticleer Advisors’ senior management team has witnessed significant demand for debt capital among small and middle market companies that have the characteristics we target. We believe that this demand, coupled with the limited and fragmented availability of funding within our target market, will enable us to achieve favorable transaction pricing. We are raising funds in an attempt to capitalize on what we believe is a favorable pricing environment. We believe that the following characteristics support our belief:

Large Target Market

According to Dun & Bradstreet, as of December 2010, there were approximately 214,000 small and middle market companies in the U.S., defined as companies with annual revenues between $10 million and $500 million, compared with approximately 4,700 companies with revenues greater than $500 million. These smaller and middle market companies represent a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. The U.S. Census Bureau, in its economic census in 2002, found that firms in our target market collectively generated $5.9 trillion in revenues and employed 31.7 million people. Small and middle market companies have generated a significant number of investment opportunities for investment programs managed by Chanticleer Advisors over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

General reduction in supply of credit. We believe that banks and institutional investors are taking a much more conservative approach to lending in all asset classes, due in part to problems that began in residential mortgage backed securities backed by subprime borrowers, or borrowers with poor credit histories and have spread to other sectors of the market. Notably, we believe lenders are re-examining the concept of risk and are now demanding improved pricing and more stringent covenant structures in order to lend. For corporate debt, this tightening of credit conditions occurred just as a record amount of transaction volume was scheduled to enter the markets in the third quarter of 2007, causing a significant dislocation in the markets and a general reduction in liquidity and credit for corporate issuers.

Source: Thomson Financial (September 2008)

Given the significant reduction in credit supply, we believe we may be able to achieve more favorable transaction pricing in comparison to past periods. We believe that times such as these represent an attractive environment in which to pursue superior risk-adjusted returns.

Limited Investment Competition

Despite the size of the market, we believe that a consolidation in the financial services industry has substantially reduced the number of financial institutions lending to small and middle market companies. The Federal Deposit Insurance Corporation reports that the number of federally insured financial institutions declined from approximately 15,200 in 1990 to approximately 7,700 in 2010.

We believe that lending to small and middle market companies generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies due in part to the smaller size of each investment and the often fragmented nature of information available for disclosure from these firms. In addition, small and middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, with relatively high cost structures, are not equipped to deal with these factors. Due to these cost issues and pressures to rapidly grow loan portfolios, financial institutions appear to be emphasizing services to larger corporate clients and transactions with a consequent reduction in the availability of debt financing to small and middle market companies.

Active Private Equity Focus on Small and Middle Market Firms

Private equity firms have continued their active roles investing in small and middle market companies, and Chanticleer Advisors’ senior management team expects this trend to continue. In recent years, record amounts of private equity capital have been raised. From 2005 through the end of 2007, buyout funds raised over $600 billion on a combined basis, a large portion of which remains un-invested. Chanticleer Advisors’ senior management team believes that approximately $130 billion of that capital is dedicated toward investing in small and middle market buyouts.

 Private equity funds often seek to leverage their investments by combining capital with senior secured and mezzanine loans from other sources. Thus, we believe that significant private equity investment in small and middle market firms will create substantial investment opportunities for us to fill the role of leverage provider. We believe that the network of relationships between Chanticleer Advisors’ senior management team and the private equity community will be a key channel through which we will access significant investment opportunities.

Source: Thomson Venture Economics; small and middle market buyout funds defined as those with less than $1 billion in capital raised.

We believe the market for mezzanine loans to private equity sponsored companies will be particularly attractive for us. Before the recent turmoil in the credit markets, we believe that banks and hedge funds were aggressively expanding their lending to the leveraged buyout market on very favorable terms. Often, this debt carried few covenants, low interest rates and allowed for very high ratios of debt to cash flow. We believe that such aggressive lending was fostered by an active secondary market for these leveraged loans, which allowed the lenders to profit while removing debt from their balance sheets, at the same time refreshing their ability to lend further. We believe that the abundance of relatively cheap, less restrictive forms of debt allowed leveraged buyout firms to pay historically high purchase prices in relation to target company cash flows, and generally served to force mezzanine lenders to accept lower returns through reduced pricing and to accept smaller portions of leveraged buyout transactions.

Currently, we believe that secondary market conditions are no longer permitting banks to sell these loans under the same terms, and at the same rates, as seen in the first half of 2007, significantly reducing the availability of bank debt to fund leveraged buyout transactions. In addition, we believe that this will result in banks requiring stricter covenants, higher rates for their loans, and less total leverage in transactions that they will fund over the next several years. While this is expected to pressure private equity firms to reduce pricing on their buyout transactions, we believe that the large amount of un-invested private equity capital currently available will mitigate this effect. Due to the reduced availability of bank funding, we believe that private equity firms will look even more to the mezzanine market to provide the leverage necessary to produce their returns, creating investment opportunities for us at potentially favorable terms. We believe that the relationships between the senior management team of Chanticleer Advisors and CapitalSouth’s investment professionals and the private equity community will be a key channel through which we will achieve transaction flow to assist private equity sponsored transactions.

Attractive Market Segment

We believe that the underserved nature of such a large segment of the market, coupled with strong demand for capital, creates a significant opportunity for investment. Because of the current investing environment, we believe that small and middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and more attractive security features in the form of stricter covenants and quality collateral. Additionally, as compared to larger companies, small and middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors present advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Relating to Investments in Private Companies

We intend to invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves may often be illiquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, little public information generally exists about private companies. Finally, these companies may often not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of Chanticleer Advisors and/or CapitalSouth to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of and risks involved in investing in these companies. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies that are designed to protect investors.

Investment Strategy

When identifying prospective portfolio companies, we intend to focus primarily on the following attributes, which we believe will help us generate attractive total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution you that, if we believe the benefits of investing are sufficiently strong, not all of these criteria will necessarily be met by each prospective portfolio company in which we choose to invest.

Leading, defensible market positions that present attractive growth opportunities

We intend to invest in companies that have developed strong positions within their respective markets and exhibit the potential to grow significantly. We will seek companies that we believe possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, minimizing sales risk and protecting profitability.

Investing in private companies

We intend to focus on target companies that possess annual revenues of between $10 million and $500 million and annual operating cash flow of at least $2 million at the time of investment. We do not intend to invest in start-up companies, turnaround situations or companies with speculative business plans.

Proven management teams with meaningful equity ownership

We intend to focus on investments in which the target company has an experienced management team with an established track record of success. We will typically require the portfolio companies to have in place proper incentives to align management’s goals with ours. Generally, we intend to focus on companies in which the management teams have significant equity interests.

Private equity sponsorship

Often we will seek to participate in transactions sponsored by what we believe to be high-quality private equity firms. Chanticleer Advisors’ senior management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company provides an additional level of due diligence investigation and is an implicit endorsement of the quality of the investment. Further, by co-investing with quality private equity firms which commit significant sums of equity capital with junior priority to our debt investments, we may benefit from having due diligence on our investments performed by both parties.

Diversification

We will seek to diversify our portfolio among companies engaged in a variety of industries, thereby potentially reducing the risk of a downturn in any one industry having a disproportionate impact on the value of our portfolio.

Viable exit strategy

We will seek to invest in companies that we believe will sustain a consistent cash flow to repay our loans and maintain growth in their businesses. This internally generated cash flow will be a key means through which we will achieve payment of interest due to us along with repayment of loan principal. We intend to focus primarily in investing in companies whose business models and growth prospects offer other attractive exit possibilities, including repayment of our investments, with the potential for capital gain on any equity interests we hold, through an initial public offering of common stock, merger, a sale or other recapitalization.

Moreover, we may acquire investments in the secondary loan market, and, in analyzing such investments, we will employ the same analytical process that we use for our primary investments.

Competitive Advantages

We believe that we offer the following competitive advantages to our investors over other capital providers in small and middle market companies:

Middle market focus

The investment personnel of Chanticleer Advisors and CapitalSouth are experienced in sourcing and investing in debt issued by small and middle market companies. We believe the relationships created while developing this experience will provide us access to an attractive pool of private companies that is not well served by larger financial institutions. Furthermore, Chanticleer Advisors’ senior management team believes that, because middle market companies are not as well covered by investors as larger companies, there is greater opportunity to negotiate terms that include enhanced protections without necessarily comprising yield.

Global platform with seasoned investment professionals.

Chanticleer Advisors’ senior management team believes that the breadth and depth of its experience, together with the resources and experience of CapitalSouth’s investment team, which is dedicated to sourcing, structuring, executing, monitoring and realizing upon a broad range of private investments, provides us with a significant competitive advantage in sourcing attractive investment opportunities worldwide.

Long-term investment horizon

Unlike most private equity and venture capital funds, we will not be required to return capital to our stockholders once we exit a portfolio investment. Such funds typically can only be invested once and must be returned to investors within a specific time period. These provisions often force private equity and venture capital funds to seek liquidity events, including initial public offerings, mergers, or recapitalizations, more quickly than they otherwise might, potentially resulting in a lower return to investors. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, will provide us with the opportunity to increase total returns on invested capital compared to other private company investment vehicles.

Transaction Sourcing Capability

Chanticleer Advisors will seek to identify attractive investment opportunities both through active origination channels and through its long-term relationships with numerous corporate and fund management teams, members of the financial community and potential corporate partners. In addition, Chanticleer Advisors will seek access to the CapitalSouth investment team’s transaction flow. CapitalSouth seeks to generate investment opportunities through syndicate and club deals and also through the CapitalSouth Management Companies' origination channels. With respect to syndicate and club deals, CapitalSouth has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the industry experience of its investment professionals in the leveraged finance marketplace. We believe that the networks of Chanticleer Advisors and the CapitalSouth investment team will produce investment opportunities for us.

Disciplined, income-oriented investment philosophy

Chanticleer Advisors and CapitalSouth will seek to employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach will involve a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to maximize current yield and minimize the risk of capital loss while maintaining potential for long-term capital appreciation. Chanticleer Advisors’ approach will seek to produce strong returns concurrent with reduced risk by:

•	focusing on companies it believes to have leading, defensible market positions that present attractive growth opportunities;

•	engaging in extensive due diligence;

•	committing significant resources to monitor portfolio companies closely after the transaction is closed;

•	participating in transactions sponsored by what it believes to be high-quality private equity firms;

•	investing primarily in management teams with meaningful equity ownership; and

•	investing primarily in companies with annual revenues of at least $10 million and annual operating cash flows of at least $2 million.

Ability to utilize a wide range of transaction structures

Chanticleer Advisors and CapitalSouth believe that the experience of their investment teams in transaction structuring at all levels of a company’s capital structure will assist them in managing risk while preserving the opportunity for gain. We will attempt to capitalize on this experience in an effort to produce an investment portfolio that will perform in a broad range of economic conditions. In addition, we believe that the ability to offer several forms of financing will make us an attractive provider of capital to prospective portfolio companies. Such flexible transaction structuring allows a prospective portfolio company to forgo the substantial cost of conducting multiple negotiations and undergoing multiple due diligence processes to secure the different types of capital it requires.

Operating and Regulatory Structure

Our investment activities will be managed by Chanticleer Advisors and supervised by our board of directors, a majority of whom are independent. Under our investment advisory and administrative services agreement, we have agreed to pay Chanticleer Advisors an annual base management fee based on our gross assets as well as incentive fees based on our performance. See “Investment Advisory and Administrative Services Agreement.”

Chanticleer Advisors will provide us with general ledger accounting, fund accounting, and investor and other administrative services.  Chanticleer Advisors has employed Eric S. Lederer to act as our chief financial officer, and has contracted with Dover Holdings LLC, to provide us with a chief compliance officer, Ron Lankford, the managing director of that firm.

As a business development company, we will be required to comply with certain regulatory requirements. See “Regulation.” Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. See “Regulation.” We intend to elect to be treated for federal income tax purposes and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Investment Types

We intend to focus primarily on investments in debt securities, including senior secured loans, second lien loans and mezzanine loans. Below is a diagram illustrating where these investments lie in a typical portfolio company’s capital structure. Senior debt is situated at the top of the capital structure, and typically has the first claim on the assets and cash flows of the company, followed by second lien debt, mezzanine debt, preferred equity and finally common equity. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We will rely on Chanticleer Advisors’ and the CapitalSouth investment team’s experience to structure investments, possibly using all levels of the capital structure, which we believe will perform in a broad range of economic environments.

Typical Capital Structure Diagram

Senior Secured Loans. Senior secured loans are situated at the top of the capital structure. Because these loans have priority in payment, they carry the least risk among all investments in a firm. Generally, our senior secured loans are expected to have maturities of three to five years, offer meaningful amortization, and have first priority security interests in the assets of the borrower. Generally, we expect that the interest rate on our senior secured loans typically will have variable rates ranging between 2.0% and 5.0% over a standard benchmark, such as the prime rate or the London Interbank Offered Rate (LIBOR).

Second Lien Loans. Second lien loans are immediately junior to senior secured loans and have substantially the same maturities, collateral, and covenant structures as senior secured loans. Second lien loans, however, are granted a second priority security interest in the assets of the borrower. In return for this junior ranking, second lien loans generally offer higher returns compared to senior secured debt. These higher returns come in the form of higher interest and in some cases the potential for equity participation through warrants, though to a lesser extent than with mezzanine loans. Generally, we expect these loans to carry a fixed or a floating current yield of 4.0% to 8.0% over the prime rate or LIBOR. In addition, we may receive additional returns from any warrants we may receive in connection with these investments.

Mezzanine Loans. In addition to senior secured and second lien loans, we also intend to invest a portion of our assets in mezzanine loans. Mezzanine loans usually rank junior in priority of payment to senior secured loans and second lien loans and are often unsecured, but are situated above preferred equity and common stock in the capital structure. In return for their junior status compared to senior secured loans and second lien loans, mezzanine loans typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. We intend to generally target mezzanine loans with interest-only payments throughout the life of the loan, with the principal due at maturity. Typically, mezzanine loans have maturities of five to ten years. Generally, we expect these loans to carry a fixed or a floating current yield of 6.0% to 12.0% over the prime rate or LIBOR. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be paid in kind.

Equity and Equity-Related Securities. While we intend to maintain our focus on investments in debt securities, from time to time, when we see the potential for extraordinary gain, or in connection with securing particularly favorable terms in a debt investment, we may enter into non-control investments in preferred or common equity, typically in conjunction with a private equity sponsor we believe to be of high quality. In addition, we typically receive the right to make equity investments in a portfolio company whose debt securities we hold in connection with the next equity financing round for that company. This right will provide us with the opportunity to further enhance our returns over time through equity investments in our portfolio companies. In addition, we may hold equity-related securities consisting primarily of warrants or other equity interests generally obtained in connection with our mezzanine loans. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to repurchase the equity-related securities we hold. With respect to any preferred or common equity investments, we expect to target an annual investment return of at least 25.0%.

Cash. In addition, we intend to maintain a certain level of cash or equivalent instruments to make follow-on investments if necessary in existing portfolio companies or to take advantage of new opportunities.

Comparison of Targeted Debt Investments to Corporate Bonds. Loans to small and middle market companies are debt instruments that can be compared to corporate bonds of large U.S. and international companies to aid an investor’s understanding. As with corporate bonds, loans to small and middle market companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in cash flows, quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. As is the case in the corporate bond market, we will require greater returns for securities that we perceive to carry increased risk. The companies in which we invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and, in certain cases, will not be rated by national rating agencies. We believe that our targeted debt investments typically will receive ratings of BBB or ratings below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. To the extent we make unrated investments, we believe that such investments would likely receive similar ratings if examined by a national rating agency. It is our understanding that most debt securities of small and middle market companies do not exceed the grade of BBB under the Standard & Poor’s rating system, so there would be few, if any, debt securities in the middle market that would meet the definition of AAA, AA or A.

The market for loans to small and middle market companies possesses several key differences compared to the corporate bond market. For instance, due to a possible lack of debt ratings for certain small and middle market firms, and also due to the reduced availability of information for private companies, investors must conduct extensive due diligence investigations before committing to an investment. This intensive due diligence process gives the investor significant access to management, which is often not possible in the case of corporate bondholders, who rely on underwriters, debt rating agencies and publicly available information for due diligence reviews and monitoring of corporate issuers. While holding investments, small and middle market debt investors often receive monthly updates on the portfolio company’s financial performance, along with possible representation on the company’s board of directors, which allows the investor to take remedial action quickly if conditions happen to deteriorate. Due to reduced liquidity, the relative scarcity of capital and extensive due diligence and expertise required on the part of the investor, we believe that loans to small and middle market firms typically offer higher returns than corporate bonds of equivalent credit quality.

Sources of Income

The primary means through which our stockholders will receive a return of value is through interest, dividends and capital gains generated by our investments. In addition to these sources of income, we may receive fees paid by our portfolio companies, including one-time closing fees paid at the time each investment is made and monitoring fees paid throughout the lives of our investments. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment, while monitoring fees generally range from 0.25% to 1.0% of the purchase price of an investment annually.

Structure of Investments/Risk Management

Chanticleer Advisors will tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that attempts to protect our rights and manage risk appropriately while creating incentives for the portfolio company to achieve its business plan and improve its profitability.

We will seek to limit the downside potential of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential equity appreciation) that adequately compensates for credit risk;

•	diversifying our portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and

•	negotiating covenants that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights. Additionally, Chanticleer Advisors will typically seek to impose significant prepayment penalties in order to reduce or eliminate prepayment risk. Such penalties can range from fees, increased rates of interest and accelerated principal repayment to forfeiture of significant collateral assets or equity ownership of the borrower. We may also enter into interest rate hedging transactions at the sole discretion of Chanticleer Advisors. Such transactions will enable us to selectively modify interest rate exposure as market conditions dictate.

Affirmative Covenants. Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include requiring the firm to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

Negative Covenants. Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain negative covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements.

Investment Process

The senior management team of Chanticleer Advisors and the investment professionals employed by CapitalSouth have spent their careers developing the resources necessary to successfully invest in small and middle market companies. Chanticleer Advisors’ transaction process is highlighted below. In addition, Chanticleer Advisors will rely on recommendations by CapitalSouth, which it will also scrutinize according to its diligence standards.

Our Transaction Process

Sourcing

Chanticleer Advisors’ senior management believe that the broad relationships they have built up over the course of their careers will provide access to investment opportunities for us. Members of Chanticleer Advisors’ network include:

•	Private equity firms, venture capital firms and other financial sponsors;

•	Small and middle market investment bankers;

•	Law firms focused on small and middle market companies;

•	Regional banks and commercial finance companies;

•	Regional accountants and tax advisors; and

•	Entrepreneurs and business owners.

Evaluation

Initial Review. In its initial review of an investment opportunity, the Chanticleer Advisors transaction team will examine information furnished by the target company to determine whether the investment meets our basic investment criteria and offers, within the context of proper portfolio diversification, an acceptable probability of attractive returns with identifiable downside risk. If our advisory team believes the proposed investment fits these criteria, the investment team will commence a comprehensive credit analysis and due diligence review of the target investment.

Due Diligence. Before undertaking a transaction, the investment team will conduct a thorough due diligence review of the target to ensure the company fits our investment strategy, which may include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

•	a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;

•	on-site visits;

•	background checks to further evaluate management and other key personnel;

•	a review by legal and accounting professionals, environmental or other industry consultants;

•	financial sponsor diligence, including portfolio company and lender reference checks, if necessary; and

•	a review of management’s experience and track record.

When possible, our advisory team will seek to structure transactions in such a way that target firms are required to bear the costs of due diligence, including those costs related to any outside consulting work we may require.

Execution

Transaction Structuring. The broad expertise and significant experience of Chanticleer Advisors in transaction structuring, using securities at all levels of the capital structure, provides us with the necessary tools to manage risk of loss effectively while preserving the opportunity for gains. We believe that structuring transactions appropriately, in conjunction with conducting extensive due diligence, is a key factor in producing strong investment results under all economic conditions. In addition, the ability to provide a wide range of financing alternatives should make us an attractive provider of capital to prospective portfolio companies, and may enable us to achieve a certain level of preferred pricing in our transactions. Such flexibility allows a prospective portfolio company to forgo the substantial cost of conducting multiple negotiations and undergoing multiple due diligence processes to secure the different forms of capital it requires.

Investment Approval. Throughout the transaction process, the transaction team is responsible for providing a continuous flow of written information to Chanticleer Advisors’ investment committee, with each stage of the investment process memorialized in an investment memorandum. Upon completion of satisfactory due diligence, the transaction team will submit an investment memorandum for final review, consideration, approval or termination by Chanticleer Advisors’ investment committee. The consummation of a transaction will require unanimous approval of the members of Chanticleer Advisors’ investment committee.

CapitalSouth Recommendations. As a key part of its strategy, Chanticleer Advisors will seek to access the CapitalSouth investment team’s transaction flow in its investment process. In making investment recommendations to Chanticleer Advisors, CapitalSouth intends to seek to maintain a defensive approach toward its investment recommendations by emphasizing risk control in its transaction process, which includes: (i) sourcing investment opportunities in senior secured loans, second lien loans and mezzanine obligations via its relationships with commercial banks, investment banks and other agents and finance providers and through the CapitalSouth investment personnel’s origination of investments, (ii) the pre-review of each opportunity by one of its investment personnel to assess the general quality, value and fit relative to the Chanticleer Advisors’ portfolio, (iii) due diligence and credit analysis by CapitalSouth investment personnel, (iv) transaction structuring with a focus on preservation of capital in varying economic environments and (v) ultimate approval of investment recommendations by CapitalSouth’s investment committee.

After completing its internal transaction process, CapitalSouth plans to make a formal recommendation for review and approval by the investment committee of Chanticleer Advisors in the form of an investment memorandum. In addition, CapitalSouth plans to make available its staff to answer inquiries by Chanticleer Advisors in connection with its recommendations.

Monitoring

Portfolio Monitoring. Chanticleer Advisors, with the help of CapitalSouth, will monitor our portfolio with an eye toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, Chanticleer Advisors will work closely with the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other lenders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors.

Typically, Chanticleer Advisors will receive monthly or quarterly financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a monthly basis from our portfolio companies. Chanticleer Advisors will use these data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research, and other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects.

In addition to various risk management and monitoring tools, Chanticleer Advisors will use an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. Chanticleer Advisors will use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description

1	Investment exceeding expectations—capital gain expected.

2	Performing investment generally executing in accordance with the portfolio company’s business plan —full return of principal and interest expected.

3	Performing investment requiring closer monitoring.

4	Underperforming investment—some loss of interest or dividend expected, but still expecting a positive return on investment.

5	Underperforming investment with expected loss of interest and some principal.

Chanticleer Advisors will monitor and, when appropriate, will change the investment ratings assigned to each investment in our portfolio. In connection with valuing our assets, our board of directors will review these investment ratings on a quarterly basis. In the event that our board of directors determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, it will undertake more aggressive monitoring of the affected portfolio company and implement a plan of action to remedy the situation.

Valuation Process. Each quarter, we will value investments in our portfolio, and such values will be disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available will be recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will determine the fair value of investments in good faith utilizing the input of Chanticleer Advisors, the input of any other professionals that our board of directors deems worthy and relevant, including CapitalSouth and independent third-party valuations, if applicable. “See Discussion of Expected Operating Plans—Valuation of Portfolio Investments.”

Managerial Assistance. As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, Chanticleer Advisors will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than Chanticleer Advisors, will retain any fees paid for such assistance.

Exit

Exit Transactions. We will seek to invest in companies that can provide consistent cash flow to repay their loans while maintaining growth in their businesses. This internally generated cash flow will be a key means through which we will receive timely payment of interest and loan principal. Additionally, we will attempt to invest in portfolio companies whose business models and growth prospects offer attractive exit possibilities via third-party transactions, including sales to strategic buyers or other private equity investors, recapitalizations and initial public offerings of common stock. Such third-party transactions are particularly important in realizing capital gain through equity portions of our investments.

Staffing

We do not currently have any employees. The compensation of our chief financial officer, Eric S. Lederer, and our chief compliance officer, Ron Lankford, is paid by Chanticleer Advisors. We will reimburse Chanticleer Advisors for the compensation paid to our chief financial officer and chief compliance officer and their respective staffs. Mr. Lederer is affiliated with Chanticleer Advisors, but Mr. Lankford is not. See “Administrative Services.”

Each of our executive officers described under “Management,” aside from Mr. Lankford, is a principal of Chanticleer Advisors, which manages and oversees our investment operations. In the future, Chanticleer Advisors may retain additional investment personnel based upon its needs. See “Investment Advisory and Administrative Services Agreement.”

Facilities

Our administrative and principal executive offices are located at 11220 Elm Lane, Suite 203, Charlotte, North Carolina 28277. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Neither we nor Chanticleer Advisors is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against Chanticleer Advisors.

From time to time, we and individuals employed by Chanticleer Advisors may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE

We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, Chanticleer Advisors will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•
our quarterly valuation process begins with each portfolio company or investment being initially valued by Chanticleer Advisors’ senior management team, which may, in the case of investments recommended by CapitalSouth or any other sub-advisor engaged by Chanticleer Advisors, include information received from such sub-advisor to assist in the valuation process;

•	preliminary valuation conclusions will then be documented and discussed with the members of our board of directors;

•	if a third-party valuation firm is engaged by our board of directors, it will review these preliminary valuations;

•
our board of directors will review the preliminary valuation and Chanticleer Advisors’ senior management team and our independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the board of directors; and

•
our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of Chanticleer Advisors and the third-party valuation firm, if applicable.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.

Loans and Debt Securities

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board will consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For a convertible debt security, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying (the security to which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Equity Securities

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The board of directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or in limited instances book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, or restructuring or related items.

The board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, we will allocate the cost basis in the investment between debt securities and nominal cost equity at the time of origination. We will subsequently value the warrants at fair value.

Determinations in Connection With Offerings

After meeting the minimum offering requirement, we will then sell our shares on a continuous basis at a price of $10.00; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. To the extent that the net asset value per share increases subsequent to the last monthly closing, the price per share may increase. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. In connection with each monthly closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, the board of directors or a committee thereof is required within 48 hours of the time that each closing and sale is made to make the determination that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value. The board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•
our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the closing on and sale of our common stock; and

•
the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of shares of our common stock, but instead it involves the determination by the board of directors or a committee thereof that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value at the time at which the closing and sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value of our common stock at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The board of directors currently has an audit committee and may establish additional committees from time to time as necessary. Each director will serve until the next annual meeting of stockholders and until his or her successor is duly elected. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Board of Directors and Executive Officers

Our board of directors consists of five members, three of whom are not “interested persons” of us or Chanticleer Advisors as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Members of our board of directors will be elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under section 402 of the Sarbanes-Oxley Act of 2002.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups—independent directors and interested directors. The address for each director is c/o Chanticleer Dividend Fund, Inc., 11220 Elm Lane, Suite 203, Charlotte, North Carolina 28277.

NAME	AGE	DIRECTOR SINCE	EXPIRATION OF TERM

Interested Directors

Michael Pruitt	50	2010	2011

Joseph B. Alala, III	41	2010	2011

Independent Directors

Rusty Page	68	2010	2011

E. Elliott Crutchfield, Jr.	42	2010	2011

Will B. Spence	68	2010	2011

Interested Directors

Michael Pruitt has been our president and chief executive officer since inception as well as the chief executive officer of Chanticleer Advisors since its inception.  Mr. Pruitt, a long-time entrepreneur with a proven track record, possesses the expertise to evaluate potential investments, form key relationships and recognize a strong management team.  Mr. Pruitt founded Avenel Financial Group in 1999, a boutique financial services firm concentrating on emerging technology company investments, which later evolved into Avenel Ventures, a technology investment and business development company.  In the late 1980s, Mr. Pruitt owned Southern Cartridge, Inc., which he eventually sold to MicroMagnetic, Inc., where he continued working as Executive Vice President and a Board member until Southern Cartridge was sold to Carolina Ribbon in 1992.  From 1992 to 1996, Mr. Pruitt worked in a trucking firm where he was instrumental in increasing revenues from $6 million to $30 million.  The firm was sold in 1996 to Priority Freight Systems.  Between 1997 and 2000, Mr. Pruitt assisted several public and private companies in raising capital, recruiting management and preparing companies to go public or be sold.  He was the CEO, President and Chairman of the Board of Onetravel Holdings, Inc. (formerly RCG Companies), a publicly traded holding company formerly listed on the AMEX.  Mr. Pruitt received a Bachelor of Arts degree from Coastal Carolina University in Conway, South Carolina, where he sits on the Board of Visitors of the Wall School of Business.   Mr. Pruitt is currently a director of Efficiency Technology, Inc. and North American Energy, Inc.

Joseph B. Alala, III is the Founder and President and CEO of CapitalSouth Investments, LLC, a private equity and mezzanine firm, that together with the other CapitalSouth Management Companies manages over $600 million of capital with offices in Charlotte and Raleigh, North Carolina, Dallas, Texas, Louisville, Kentucky, Orlando, Florida and Atlanta, Georgia.  Since 2000, the CapitalSouth Funds have completed over 60 investments with total transaction financings exceeding $2 billion.

The CapitalSouth Funds invest mezzanine and/or equity capital into growth financings, control buyouts, recapitalizations, and management buyouts/ESOPs.

Mr. Alala received his AB in economics from Princeton University and his JD/MBA from Wake Forest University.  Mr. Alala serves on the Board of Directors of multiple private companies and he was a founding Director of a large regional community bank.  He is actively involved in many charitable and non-profit organizations, including serving on the Princeton Track and Field Board of Trustees and serving on the Board of Governors for the National Association of Small Business Investment Companies (NASBIC). He is an active member of Young President’s Organization – YPO Rebel Chapter.

Independent Directors

Rusty Page has been a director since December 2010.  Mr. Page is the founder and principal of Rusty Page & Company, a unique equity marketing/investor relations consulting firm, headquartered in Charlotte, North Carolina.  Until July 2001, Mr. Page served as Senior Managing Director of the Nasdaq Stock Market, responsible for Issuer Services and Sales, having previously been a consultant to Nasdaq since 1989. As a consultant, he participated as a General Development Partner for Nasdaq On Line, the pre-eminent market intelligence web site for public companies.  In 2010, he formed a partnership with Chanticleer Holdings, a publicly traded private equity and asset management company, and became Senior Advisor to that firm.

For 16 years until 1996, Mr. Page was Senior Vice President and Equity Marketing Executive for NationsBank Corporation, the predecessor of Bank of America. He was responsible for investor relations and all equity related capital markets functions for that $ 1 trillion asset financial services company. During that time, NationsBank raised $8 billion in equity capital and became the most widely followed public company in America.  Before joining NationsBank in 1981, Mr. Page was executive vice president for public and financial affairs at PCA International, Inc., at that time, the world’s largest portrait photography producer, having joined the company in 1971. He helped guide the company through its initial public offering in 1974. Prior to his work with PCA, he managed his own advertising and marketing firm.

Mr. Page is a thirty-five year investor relations executive and is respected as one of the foremost practitioners in the profession. Rusty Page & Company is engaged by small, mid-cap and large cap companies. Clients have included: The New York Stock Exchange; The Nasdaq Stock Market; The National Association of Investors Corp.; Van Der Moolen Specialists-USA; FBN Bank; The South Financial Group ,numerous other regional banks; Pharmaceutical Product Development Inc., Dianor Resources, Sonic Automotive and other national companies.

Mr. Page is considered a global authority on targeting and positioning institutional investors and is an active speaker regarding the financial markets both at home and abroad. He has frequently lectured on college business school campuses.  Mr. Page currently serves on the Board of Directors of The Diamond Hill Financial Trends Fund; Chairman, Board of Directors, BB&T High Country Regional Board; Former Trustee of Cannon Memorial Hospital; The Board of Trustees of Crossnore School; The Regional Board of Directors for The Small Business / Technology Development Center. He served as a Corporate Director of IXC Communications, (predecessor of Cincinnati Bell, Inc.); served on the National Board of Directors of The National Investor Relations Institute. He is a member of the National Security Traders Association and the Carolinas Security Traders Association. In addition, he served for six years on the Marketing Committee of The Nasdaq Stock Market.

Mr. Page is an alumnus of the University of North Carolina at Charlotte.

E. Elliott Crutchfield, Jr. is the founder and CEO of Crutchfield Capital, LLC.   Founded in 1999, Crutchfield Capital is a diversified investment and operating company.  The firm maintains relatively few investments at any one time, playing an active role in the management and leadership of the businesses in which it invests.  Both before and after the founding of Crutchfield Capital, Mr. Crutchfield served as CEO of four different operating companies in which he or the firm maintained a controlling interest.  Prior to founding Crutchfield Capital, Mr. Crutchfield was an associate with Security Capital Group Inc. (a real estate investment and management firm now part of GE Capital) and a corporate lending officer with NationsBank Corporation (n/k/a Bank of America).

Mr. Crutchfield received his M.B.A. from the Wharton School at the University of Pennsylvania, and his B.A. in Economics from Davidson College.  He serves on the Advisory Board of CapitalSouth Partners, and has served a variety of civic and charitable organizations including service on the Board of The United Way of Central Carolinas, the Board of The Asheville School, the Board of The Fletcher School and the Advisory Board of Charlotte Emergency Housing.  He is also an active member of Young Presidents Organization (YPO).

Will B. Spence worked for legacy Wachovia Bank for 33 years.  He continued to stay with the bank after its merger with First Union Bank for approximately 2 years at which time he retired.  Prior to and after the merger he held the position as CEO of North and South Carolina Banking.  Spence has worked as a corporate and retail banker, retail banking manager, regional president for Eastern North Carolina, the head of Institutional Trust, Retail Investments and Retail Banking for the Corporation.  In 1995 he moved from North Carolina to become CEO of Wachovia in South Carolina and later North Carolina was added to his area of responsibilities.  During Spence's tenure with Wachovia he served on many boards to include North Carolina Citizens for Business and Industry, N. C. Progress Board having been appointed by retired Gov. Jim Hunt, UNCC Foundation Board, University of South Carolina business school, Clemson University, Chairman of N. C. State University College of Management, S. C. Governor's First Steps Advisory Council, Educational Television Endowment Board and Spoleto in Charleston, S. C.  Since retiring, Spence started a consulting company, Spence & Associates, Inc. which specializes in advising businesses in areas of developing strategic plans for growth and proper capitalization.  Many of these companies have been emerging and start-up clients.

Mr. Spence received his B.A. from North Carolina State University, and is a graduate of the Executive Program at the University of North Carolina at Chapel Hill, the Darden Partnership Program at the University of Virginia’s Darden School of Business Administration, the Senior Development Program at Duke University and the Carolina School of Banking at the University of North Carolina at Chapel Hill.

Executive Officers

The following persons serve as our executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Michael Pruitt	50	President and Chief Executive Officer
Eric S. Lederer	44	Chief Financial Officer

The address for each executive officer is c/o Chanticleer Dividend Fund, Inc., 11220 Elm Lane, Suite 203, Charlotte, North Carolina 28277.

Executive Officers Who are Not Directors

Eric S. Lederer has been our chief financial officer since 2011.  Prior to joining us, he served as Controller of PokerTek, Inc. (NASDAQ, PTEK), a licensed gaming company that develops and distributes electronic table games, since December 2005.  Prior to PokerTek, Mr. Lederer was the Controller of OneTravel Holdings, Inc. (AMEX, OTV), a holding company primarily involved in the travel industry.  Prior to OneTravel, Mr. Lederer worked in privately-held companies in the entertainment industry and at a New York City CPA firm.  Mr. Lederer received his B.S. in Accounting from Lehigh University.

Committees of the Board of Directors

Our board of directors has the following committee:

Audit Committee

The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Messrs. Crutchfield and Spence. Mr. Crutchfield serves as the chairman of the audit committee. Our board of directors has determined that Mr. Crutchfield is an “audit committee financial expert” as defined under SEC rules.

Compensation of Directors

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or Chanticleer Advisors will receive $1,000 for each board meeting in which the director attended and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. These directors will be Messrs. Page, Crutchfield and Spence.  We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time. We will not pay compensation to our directors who also serve in an executive officer capacity for us or Chanticleer Advisors for the year ended December 31, 2010. The directors entitled to compensation will also receive $1,000 for each committee meeting in which they attend plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a board meeting. In addition, committee chairmen will receive an additional annual retainer of $5,000.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. We have no employees and pay no compensation to any of our executive officers or directors with the exception of compensation paid to our chief compliance officer and our chief financial officer which is established by our board of directors, paid by Chanticleer Advisors and is subject to reimbursement by us for services rendered to us.

PORTFOLIO MANAGEMENT

The management of our investment portfolio will be the responsibility of Chanticleer Advisors and its investment committee, which currently consists of Michael Pruitt, chief executive officer of Chanticleer Advisors and chairman of its investment committee, and Carey Grainger. For more information regarding the business experience of Messrs. Pruitt and Grainger, see “About Chanticleer Advisors.” Chanticleer Advisors’ investment committee must unanimously approve each new investment that we make. The members of Chanticleer Advisors’ investment committee will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities.

Pursuant to an investment sub-advisory agreement between Chanticleer Advisors and CapitalSouth, CapitalSouth plans to provide assistance to Chanticleer Advisors in identifying investment opportunities and making investment recommendations for approval by Chanticleer Advisors. In addition, to the extent requested by Chanticleer Advisors, CapitalSouth may assist with the monitoring of our portfolio and may make managerial assistance available to certain of our portfolio companies.

Investment Personnel

Our investment personnel currently consists of the members of Chanticleer Advisors’ investment committee, Messrs. Pruitt, Alala and Grainger, who serves as vice president of Chanticleer Advisors. See “Management—Board of Directors and Executive Officers” for biographical information pertaining to Messrs. Pruitt, Alala and Grainger.

Chanticleer Advisors is currently staffed with four investment professionals. In addition, Chanticleer Advisors may retain additional investment personnel following the date we meet our minimum offering requirement, based upon its needs.

The table below shows the dollar range of shares of common stock beneficially owned as of the date of this prospectus by each portfolio manager of Chanticleer Advisors.

Name of Portfolio Manager	Dollar Range of Equity Securities in Chanticleer (1)
Michael Pruitt	$10,001-$50,000
Carey Grainger	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

Key Personnel of the Sub-adviser

Joseph B. Alala, III is the founder and President and CEO of CapitalSouth Investments, LLC.  Before founding the first CapitalSouth Fund in 1998, Mr. Alala worked in the investment banking and private equity group of RBC Centura Bank and was a principal at Halcyon Investments, LLC – a regional private equity and mezzanine firm.  Mr. Alala received an AB  in Economics and a minor in Politics from Princeton University.  Mr. Alala also received his Masters in Business Administration and his Juris Doctorate from Wake Forest University.

John (“Jack”) F. McGlinn III is Chief Operating Officer and Director of CapitalSouth and is head of the Raleigh, NC office.  Before joining the CapitalSouth Management Companies’ investment team in 2002, Mr. McGlinn was President of Triangle Biomedical Sciences, Inc., a Durham, NC based manufacturer and distributor of laboratory equipment.  Mr. McGlinn also worked with Price Waterhouse in Boston, MA in the early 1990’s where he was a licensed CPA.  Mr. McGlinn received a Masters in Business Administration from the University of North Carolina’s Kenan-Flagler Business School and B.S. in Accounting from the University of Notre Dame.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

Overview of Chanticleer Advisors

Management Services and Responsibilities

Chanticleer Advisors has registered as an investment adviser under the Advisers Act and will serve as our investment adviser pursuant to the investment advisory and administrative services agreement in accordance with the 1940 Act. Subject to the overall supervision of our board of directors, Chanticleer Advisors will oversee our day-to-day operations and provide us with investment advisory services. Under the terms of the investment advisory and administrative services agreement, Chanticleer Advisors will:

•	determine the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determine what securities we will purchase, retain or sell;

•	identify, evaluate, negotiate and structure the investments we make; and

•	execute, monitor and service the investments we make.

Chanticleer Advisors’ services under the investment advisory and administrative services agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, Chanticleer Advisors performs certain administrative services under the investment advisory and administrative services agreement. See “Administrative Services.”

Advisory Fees

We will pay Chanticleer Advisors a fee for its services under the investment advisory and administrative services agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to Chanticleer Advisors and any incentive fees it earns will ultimately be borne by our common stockholders.

Base Management Fee

The base management fee will be calculated at an annual rate of 1.6% of our average gross assets. The base management fee will be payable quarterly in arrears, and will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of Chanticleer Advisors. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as Chanticleer Advisors shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

Incentive Fee

The incentive fee will have three parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly preferred return to investors, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to Chanticleer Advisors under the investment advisory and administrative services agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•
No incentive fee is payable to Chanticleer Advisors in any calendar quarter in which our pre-incentive fee net investment income does not exceed the preferred return rate of 2.0% (the “preferred return”).

•
100.0% of our pre-incentive fee net investment income, if any, that exceeds the preferred return but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to Chanticleer Advisors. We refer to this portion of our pre-incentive fee net investment income (which exceeds the preferred return but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide Chanticleer Advisors with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.5% in any calendar quarter.

•
20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to Chanticleer Advisors once the preferred return is reached and the catch-up is achieved, (20.0% of all pre-incentive fee net investment income thereafter is allocated to Chanticleer Advisors).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income (expressed as a percentage of adjusted capital)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

These calculations will be appropriately prorated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the current calendar quarter.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the company and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of the company in excess of adjusted capital, as calculated immediately prior to liquidation.

All percentages are based on average adjusted capital as defined above.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Preferred return(1) = 2.0%

Base management fee(2) = 0.4%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income—(base management fee + other expenses) = 0.65%

Pre-incentive fee net investment income does not exceed the preferred return rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Preferred return(1) = 2.0%

Base management fee(2) = 0.4%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income—(base management fee + other expenses) = 2.3%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to

“catch-up”)(4)

= 100% x (2.3% – 2.0% )

= 0.3%

Pre-incentive fee net investment income exceeds the preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.3%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Preferred return(1) = 2.0%

Base management fee(2) = 0.4%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income -(base management fee + other expenses) = 2.9%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income - 2.5%))

Catch up	= 2.5% – 2.0%

= 0.5%

Subordinated incentive fee on income = (100% × 0.5%) + (20.0% × (2.9% – 2.5%))

= 0.5% + (20% × 0.4%)

= 0.5% + 0.08%

= 0.58%

Pre-incentive fee net investment income exceeds the preferred return and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.58%.

(1)	Represents 8.0% annualized preferred return.

(2)	Represents 1.6% annualized base management fee on average gross assets. Examples assume assets are equal to adjusted capital.

(3)	Excludes organizational and offering expenses.

(4)
The “catch-up” provision is intended to provide Chanticleer Advisors with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 2.5% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains During Operations

Scenario 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The incentive fee on capital gains during operations would be:

Year 1: None

Year 2: Incentive fee on capital gains during operations of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3: None  $5 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Incentive fee on capital gains during operations of $200,000  $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (incentive fee on capital gains during operations taken in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million incentive fee on capital gains during operations  20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million incentive fee on capital gains during operations  $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains during operations received in Year 2

Year 4: None

Year 5: None  $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains during operations paid in Year 2 and Year 3

Example 3: Subordinated Liquidation Incentive Fee

Scenario 1

Assumptions

Year 1: Gross offering proceeds total $85 million. $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to shareholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.

Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C Determined to be $20 million.

Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.

Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $55 million. All proceeds, net of any capital gains incentive fees payable, are returned to shareholders.

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $1 million incentive fee on capital gains during operations  20.0% multiplied by a realized gain $5 million (no unrealized depreciation or realized losses occurred). Adjusted capital now equals $61 million ($85 million gross proceeds less $24 million returned to shareholders from the sale of portfolio investments).

Year 3: None

Year 4: None

Year 5: No subordinated liquidation incentive fee due  Liquidation proceeds of $55 million are less than adjusted capital immediately prior to liquidation ($61 million).

Scenario 2

Assumptions

Year 1: Gross offering proceeds total $85 million. $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).

Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to shareholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.

Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C Determined to be $20 million.

Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.

Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $80 million. All proceeds, net of any capital gains incentive fees payable, are returned to shareholders.

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $1 million incentive fee on capital gains during operations  20.0% multiplied by a realized gain $5 million (no unrealized depreciation or realized losses occurred). Adjusted capital now equals $61 million ($85 million gross proceeds less $24 million returned to shareholders from the sale of portfolio investments).

Year 3: None

Year 4: None

Year 5: $3.8 million subordinated liquidation incentive fee  20.0% multiplied by liquidation proceeds ($80 million) in excess of adjusted capital immediately prior to liquidation ($61 million), or $19 million.

*	The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Payment of Our Expenses

Our primary operating expenses will be the payment of advisory fees and other expenses under the investment advisory and administrative services agreement. Our investment advisory fee will compensate Chanticleer Advisors for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. Chanticleer Advisors shall be responsible for compensating CapitalSouth for its services pursuant to the sub-advisory agreement. We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and administrative services agreement;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchase of shares of our common stock and other securities;

•	investment advisory fees;

•
fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, and staff;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for our investments; and

•
all other expenses incurred by Chanticleer Advisors, CapitalSouth or us in connection with administering our business, including expenses incurred by Chanticleer Advisors or CapitalSouth in performing their obligations, and the reimbursement of the compensation of our chief financial officer and chief compliance officer paid by Chanticleer Advisors, to the extent they are not controlling persons of Chanticleer Advisors or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

Reimbursement of Chanticleer Advisors

We will reimburse Chanticleer Advisors for the administrative expenses necessary for its performance of services to us, provided that such reimbursement shall be the lower of Chanticleer Advisors’ actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse Chanticleer Advisors for any services for which it receives a separate fee, nor for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Chanticleer Advisors.

Duration and Termination

The investment advisory and administrative services agreement shall become effective as of the date that we meet our minimum offering requirement. Unless earlier terminated as described below, the investment advisory and administrative services agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by the board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory and administrative services agreement.

The investment advisory and administrative services agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the investment advisory and administrative services agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to Chanticleer Advisors. If Chanticleer Advisors wishes to voluntarily terminate the investment advisory and administrative services agreement, it must give stockholders a minimum of 120 days notice prior to termination and must pay all expenses associated with its termination. The investment advisory and administrative services agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Without the vote of a majority of our outstanding voting securities, our investment advisory and administrative services agreement may not be materially amended, nor may we engage in a merger or other reorganization of Chanticleer Advisors. In addition, should we or Chanticleer Advisors elect to terminate the investment advisory and administrative services agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act for a time period not to exceed 150 days following the date on which the previous contract terminates. Chanticleer Advisors may not terminate the investment sub-advisory agreement with CapitalSouth without prior approval from the independent members of our board of directors.

Prohibited Activities

Our charter prohibits the following activities between us and Chanticleer Advisors:

•
We may not purchase or lease assets in which Chanticleer Advisors has an interest unless we disclose the terms of the transaction to our stockholders and the terms do not exceed the lesser of cost or fair market value, as determined by an independent expert;

•	Chanticleer Advisors may not acquire assets from us unless approved by our stockholders in accordance with our charter;

•	We may not lease assets to Chanticleer Advisors unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;

•	We may not make any loans to Chanticleer Advisors except for the advancement of funds as permitted by our charter;

•	We may not acquire assets in exchange for our stock;

•
We may not pay a commission or fee, either directly or indirectly to Chanticleer Advisors, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	Chanticleer Advisors may not charge duplicate fees to us; and

•	Chanticleer Advisors may not provide financing to us with a term in excess of 12 months.

In addition, the investment advisory and administrative services agreement prohibits Chanticleer Advisors from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. Chanticleer Advisors is also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, Chanticleer Advisors is prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification

Our charter and the investment advisory and administrative services agreement provides that Chanticleer Advisors and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the adviser, nor shall Chanticleer Advisors be held harmless for any loss or liability suffered by us, unless (i) Chanticleer Advisors has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) Chanticleer Advisors was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by Chanticleer Advisors or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold Chanticleer Advisors harmless is only recoverable out of our assets and not from our stockholders.

Organization of Chanticleer Advisors

Chanticleer Advisors is a North Carolina limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of Chanticleer Advisors is 11220 Elm Lane, Suite 203, Charlotte, North Carolina 28277.

Overview of CapitalSouth

CapitalSouth acts as our sub-adviser pursuant to an investment sub-advisory agreement with Chanticleer Advisors and is registered as an investment adviser under the Investment Advisers Act of 1940.  CapitalSouth is a North Carolina limited liability company with principal offices located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Under the terms of the sub-advisory agreement, CapitalSouth plans to assist Chanticleer Advisors in managing our portfolio in accordance with our stated investment objectives and policies. This assistance may include making investment recommendations, monitoring and servicing our investments, performing due diligence on prospective portfolio companies, and providing research and other investment advisory services for us. However, all investment decisions will ultimately be the responsibility of Chanticleer Advisors’ investment committee.

The sub-advisory agreement provides that CapitalSouth will receive fifty percent of all fees payable to Chanticleer Advisors under the investment advisory and administrative services agreement.

The sub-advisory agreement may be terminated at any time, without the payment of any penalty, by CapitalSouth or, upon 60 days’ written notice, by Chanticleer Advisors, if the independent members of the board of directors or the holders of a majority of our outstanding voting securities determine that it should be terminated.

Board Approval of the Investment Advisory and Sub-Advisory Agreements

Our investment advisory and administrative services agreement and investment sub-advisory agreement were approved by our board of directors on January ___, 2011 and will become effective upon our meeting the minimum offering requirement. A discussion regarding the basis for our board of director’s approval of these agreements will be included in our first periodic report we file with the SEC following the commencement of this offering.

ADMINISTRATIVE SERVICES

Chanticleer Advisors will be reimbursed for administrative expenses it incurs on our behalf, including general ledger accounting, fund accounting and investor services. Chanticleer Advisors also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Chanticleer Advisors assists us in publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we will reimburse Chanticleer Advisors for administrative expenses it incurs in performing its obligations.

For a discussion of the indemnification provisions in the investment advisory and administrative services agreement, see “Investment Advisory and Administrative Services Agreement—Indemnification.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory and administrative services agreement with Chanticleer Advisors. Pursuant to the investment advisory and administrative services agreement, we will pay Chanticleer Advisors a base management fee and an incentive fee. See “Investment Advisory and Administrative Services Agreement” for a description of how the fees payable to Chanticleer Advisors will be determined.

Mr. Pruitt, our chief executive officer, also serves as chief executive officer of Chanticleer Advisors. Prior to the occurrence of a liquidity event, all future transactions with affiliates of ours shall be on terms no less favorable than could be obtained from an unaffiliated third-party and must be approved by a majority of our directors, including a majority of our independent directors.

Allocation of Chanticleer Advisors’ Time

We rely, in part, on Chanticleer Advisors to manage our day-to-day activities and to implement our investment strategy. Chanticleer Advisors and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, Chanticleer Advisors, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved. Chanticleer Advisors and its employees will devote only as much of its time to our business as Chanticleer Advisors and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, Chanticleer Advisors, its personnel, and certain affiliates may experience conflicts of interest in allocating management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us. However, Chanticleer Advisors believes that it and its affiliates have sufficient personnel to discharge fully their responsibilities to all activities in which they are involved.

Allocation of CapitalSouth’s Time

We rely, in part, on CapitalSouth to assist with identifying investment opportunities and making investment recommendations to Chanticleer Advisors.  Mr. Alala and certain of the CapitalSouth Management Companies have time commitments the CapitalSouth Funds, and no CapitalSouth Management Company or related person is restricted by an agreement with us from entering into other investment advisory relationships or from engaging in other business activities.  The activities of the CapitalSouth Management Companies and their officers and employees on behalf of CapitalSouth Funds may be in competition with us and/or may involve substantial time and resources. These activities create a conflict of interest in that the time and effort of CapitalSouth and its officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the CapitalSouth Funds.

Competition

Concurrent with this offering, employees of Chanticleer Advisors are simultaneously providing management services to Chanticleer Holdings.   Chanticleer Holdings is the parent company to Chanticleer Advisors, and as such, has commitments relating to that role.  In addition, certain Chanticleer Advisors employees are members of a portfolio management team of advisors, which manages investments in a micro cap value fund.  Chanticleer Advisors may determine it appropriate for us and one or more other investment accounts managed by Chanticleer Advisors, CapitalSouth or any of their respective affiliates to participate in an investment opportunity. To the extent we are able to make co-investments with the CapitalSouth Funds, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, Chanticleer Advisors will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate.

Investments

As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by Chanticleer Advisors, CapitalSouth or any of their respective affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with Chanticleer Advisors or one or more of its affiliates. Subject to obtaining exemptive relief from the SEC, we also intend to co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder. Since CapitalSouth does not have investment discretion over our portfolio, we believe that we will be able to obtain relief from the SEC; however, there is no assurance that we will obtain such relief. In the event the SEC or its staff takes a different position in this regard, we could be limited in our ability to invest in certain portfolio companies in which the CapitalSouth Funds are investing or are invested.

Appraisal and Compensation

Our charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this prospectus, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering.

	Shares Beneficially Owned as of the Date of This Prospectus
Name	Number		Percentage assuming minimum amount is purchased	Percentage assuming maximum amount is purchased
Directors and Executive Officers:(1)
Interested Directors:
Michael Pruitt	5,555.56	(2)	0.037%	0.0004	%*
Joseph B. Alala, III	5,555.56	(2)	0.037%	0.0004	%*
Independent Directors:
Rusty Page	—		—	—
E. Elliott Crutchfield, Jr.	—		—	—
Will B. Spence	—		—	—
Executive Officers:
Eric S. Lederer	—		—	—
All officers and directors as a group (6 persons)	11,111.12		0.074%	0.0008	%*

*  Less than one percent.

(1)	The address of each beneficial owner is c/o Chanticleer Dividend Fund, Inc., 11220 Elm Lane, Suite 203, Charlotte, North Carolina 28277.

(2)	In December 2010 and January 2011, pursuant to a private placement, Messrs. Pruitt and Alala, purchased an aggregate of 11,111.12 shares of our common stock at a purchase price per share of $9.00.
The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Michael Pruitt	$10,001-$50,000
Joseph B. Alala, III	$10,001-$50,000
Independent Directors:
Rusty Page	None
E. Elliott Crutchfield	None
Will B. Spence	None
(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is based on an assumed initial public offering price of $10.00 per share.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DISTRIBUTION REINVESTMENT PLAN

We intend to declare distributions monthly and pay distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our stock. Any distributions of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. We expect to coordinate distribution payment dates so that the same price that is used for the monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under our distribution reinvestment plan. Your reinvested distributions will purchase shares at a price equal to 95.0% of the price that the shares are sold in the offering at the monthly closing immediately following the distribution date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares of additional stock by notifying Routh Stock Transfer, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares of stock, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We intend to use newly issued shares to implement the plan. The number of shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95.0% of the price that the shares are sold in the offering at the monthly closing immediately following the distribution date.

There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the plan administrator’s fees under the plan.

If you receive distributions in the form of stock, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the plan by notifying the plan administrator via its website at www.routhtransfer.com, by filling out the transaction request form located at the bottom of your statement and sending it to the plan administrator at 6860 N. Dallas Parkway, Plano, Texas 75024, or by calling the plan administrator at (972) 381-2782.

All correspondence concerning the plan should be directed to the plan administrator by mail at Routh Stock Transfer, Inc., 6860 N. Dallas Parkway, Plano, Texas 75024 or by telephone at (972) 381-2782.

We have filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to this registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the plan administrator or by contacting                             .

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, of which 95,000,000 shares are classified as common stock and 5,000,000 shares are classified as preferred stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our securities to be outstanding as of the date we commence our offering:

(1)	(2)	(3)	(4)

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	95,000,000	—	—

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our charter, our board of directors, with approval from a majority of our independent directors, is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Despite the above provisions of Maryland law, and in accordance with guidelines adopted by the North American Securities Administrations Association, our charter and the investment advisory and administrative services agreement provide that Chanticleer Advisors and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by Chanticleer Advisors, nor shall Chanticleer Advisors be held harmless for any loss or liability suffered by us, unless (1) Chanticleer Advisors has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (2) Chanticleer Advisors was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by Chanticleer Advisors or an affiliate thereof acting as our agent and (4) the indemnification or agreement to hold Chanticleer Advisors harmless is only recoverable out of our assets and not from our stockholders. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Chanticleer Advisors has also entered into a sub-advisory agreement with CapitalSouth. The sub-advisory agreement provides that, in the absence of willful misconduct, bad faith or gross negligence or reckless disregard for its obligations and duties thereunder, CapitalSouth is not liable for any error or judgment or mistake of law or for any loss we suffer. In addition, the sub-advisory agreement provides that CapitalSouth will indemnify us and Chanticleer Advisors, and any respective affiliates, for any liability and expenses, including reasonable attorneys’ fees, which we, Chanticleer Advisors, or any respective affiliates may sustain as a result of CapitalSouth’s willful misconduct, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former directors or officers of Chanticleer Advisors have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request the present or former directors or officers of Chanticleer Advisors to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors
As permitted by Maryland law, our directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our bylaws provide that the number of directors may never be less than one or more than twelve. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our charter as permitted by Maryland law, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, our stockholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

We currently have a total of five members of the board of directors, three of whom are independent directors. Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast 10.0% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an amendment to our charter that requires stockholder approval, including a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, (i) amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company, and (ii) the dissolution of the company each must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our charter provides that approval by a majority of our stockholders is needed for the following actions:

•	Amend the investment advisory and administrative services agreement; and

•	Removal of Chanticleer Advisors and election of a new investment adviser.

Without the approval of a majority of our stockholders, Chanticleer Advisors may not:

•	Amend the investment advisory and administrative services agreement except for amendments that would not adversely affect the interests of our stockholders;

•	Voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

•	Appoint a new investment adviser;

•	Sell all or substantially all of our assets other than in the ordinary course of business; and

•	Approve a merger or any other reorganization of Chanticleer Dividend Fund, Inc.

No Appraisal Rights

In certain extraordinary transactions, the Maryland General Corporation Law provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the Maryland General Corporation Law, and similar rights in connection with a proposed roll-up transaction, our charter provides that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions—Appraisal and Compensation.”

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Securities Exchange Act of 1934 and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders, entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director and

•
provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our charter, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on the board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director, may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our board is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the board, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our charter and bylaws, the law would permit our board of directors to override further changes to the charter or bylaws.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.chanticleerdividendfund.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information (“documents”) electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof; or

•	A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect, effective as of the date of our formation, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our net ordinary income for each calendar year, (2) 98.0% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90.0% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and

•
no more than 25.0% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Qualifying Assets Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 15.0%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15.0% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28.0%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30.0% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the U.S, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the U.S.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30.0% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income eligible for the 15.0% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION

Prior to the completion of this offering, we will elect to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67.0% or more of the voting securities present at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy or (ii) 50.0% of our voting securities.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors—Risks Related to Business Development Companies” Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we will not generally be permitted to invest in any portfolio company in which Chanticleer Advisors or any of its affiliates currently have an investment or to make any co-investments with Chanticleer Advisors or any of their affiliates without an exemptive order from the SEC. We believe that we will be able to obtain relief from the SEC; however, there is no assurance that we will obtain such relief. In the event the SEC or its staff takes a different position in this regard, we could be limited in our ability to invest in certain portfolio companies in which the CapitalSouth Funds are investing or are invested.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.
is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.
is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

2.	Securities of any eligible portfolio company that we control.

3.
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70.0% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Chanticleer Advisors will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as to Business Development Companies.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We have attached our code of ethics as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy the code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Compliance Policies and Procedures

We and Chanticleer Advisors have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our Chief Compliance Officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Chanticleer Advisors. The proxy voting policies and procedures of Chanticleer Advisors are set forth below. (The guidelines are reviewed periodically by Chanticleer Advisors and our non-interested directors, and, accordingly, are subject to change).

Introduction

As an investment adviser registered under the Advisers Act, Chanticleer Advisors has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of Chanticleer Advisors are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Chanticleer Advisors will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although Chanticleer Advisors will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of Chanticleer Advisors are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how Chanticleer Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Ron Lankford, Dover Holdings LLC, 1100 Abernathy Road, 500 Northpark, Suite 400, Atlanta, Georgia 30328.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

Upon the closing of this offering, we will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, upon the closing, we will be subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•
pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer will be required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports will be required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule 13a-15 of the Exchange Act, beginning for our fiscal year ending December 31, 2011, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting. For the year ended December 31, 2012, this report must be audited by our independent registered public accounting firm; and

•
pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

PLAN OF DISTRIBUTION

General

This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to this registration statement, which are subject to SEC review, to allow us to continue this offering for at least two years. We intend to retain one or more dealer managers, who will not be required to sell any specific number or dollar amount of shares but will use their best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in shares of our common stock. We will not sell any shares unless we raise gross offering proceeds of $1.5 million by one year from the date of this prospectus. After we have satisfied the minimum offering requirement, additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. Pending meeting the minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, Paragon Commercial Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $1.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account. Upon raising $1.5 million and meeting the minimum offering requirement, the funds will be released from escrow to us within approximately 30 days and investors with subscription funds held in the escrow will be admitted as stockholders as soon as practicable, but in no event later than 15 days after such release. Our dealer manager(s) will notify their network of selected broker-dealers once the minimum offering requirement has been attained. The selected broker-dealers will, in turn, notify the registered representatives who obtain subscription documents from investors.

Subsequent to meeting the minimum offering requirement, we will then sell our shares on a continuous basis at monthly closings at a price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price that is below net asset value. Although we will offer shares of our common stock on a continuous basis, we expect to accept subscriptions at monthly closings in which we admit new stockholders. We expect that our monthly closing dates for sales of shares will occur one business day after the dates upon which we make distribution payments to our stockholders if a distribution is due to be paid in such month. Shares pursuant to our distribution reinvestment plan will be issued on the same date that we hold our monthly closing, one business day following the date a distribution is payable. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our monthly closings for the sale of shares in this offering.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $5,000 and pay such amount at the time of subscription. You should make your check payable to “Paragon Commercial Bank, N.A., as agent for Chanticleer Dividend Fund, Inc.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your shares, proceeds will be deposited into an interest-bearing account. Any interest accrued between the time subscription proceeds are received and the time shares are accepted will be used to purchase additional shares or fractions thereof. See “How to Subscribe.”

Compensation of Dealer Manager and Selected Broker-Dealers

Except as provided below, our dealer manager(s) will receive selling commissions of 7.0% of the gross proceeds of shares they sell in the offering. The dealer manager(s) will also receive a dealer manager fee of 3.0% of the gross offering proceeds as compensation for acting as the dealer manager.

We expect the dealer manager(s) to authorize other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our shares. The dealer manager(s) may reallow all of its selling commissions attributable to a selected broker-dealer.

The dealer manager(s), in their sole discretion, may reallow to any selected broker-dealer a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing the offering and due diligence expenses incurred. The maximum aggregate amount of the reallowances of the 3.0% dealer manager fee will be 1.5% of the gross proceeds from shares sold in the offering.

In addition to the payment of selling commissions and the dealer manager fee, we will reimburse the dealer manager and selected broker-dealers for bona fide accountable due diligence expenses. We expect to reimburse approximately 0.5% of the gross offering proceeds for accountable due diligence expenses.

We will not pay selling commissions or dealer manager fees on shares sold under our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer-manager fees if the shares sold under our distribution reinvestment plan had been sold pursuant to this public offering of shares will be retained and used by us. Therefore, the net proceeds to us for sales under our distribution reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in this offering may not exceed 10.0% of our gross offering proceeds. If, upon the termination of the offering, the total amount of underwriting compensation paid in connection with the offering exceeds 10.0% of our gross offering proceeds (excluding proceeds from the sale of shares under our distribution reinvestment plan), then the dealer manager(s) will pay to us an amount equal to the underwriting compensation in excess of 10.0%.

We have agreed to indemnify the participating broker-dealers, including the dealer manager(s), against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The broker-dealers participating in the offering of shares of our common stock are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any shares of common stock will be sold.

Our executive officers and directors and their immediate family members, as well as officers and employees of Chanticleer Advisors and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. We expect that a limited number of shares of our common stock will be sold to individuals designated by management, net of all selling commissions and dealer manager fees, shortly after the commencement of the offering. However, except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of shares of our common stock that may be sold to such persons. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. Chanticleer Advisors and its affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution. Shares of our common stock purchased by our executive officers and directors, Chanticleer Advisors and by officers, employees or other affiliates of Chanticleer Advisors shall not count toward the minimum offering requirement.

To the extent permitted by law and our charter, we will indemnify the selected broker-dealers and the dealer manager against some civil liabilities, including certain liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

We are offering volume discounts to investors who purchase more than $500,000 worth of our shares through the same selected broker-dealer in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our shares.

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)	Reduced Commission Rate
1 – $ 500,000	$10.00	7.0%
$ 500,000 – $ 750,000	$9.90	6.0%
$ 750,000 – $1,000,000	$9.80	5.0%
$1,000,000 – $2,500,000	$9.70	4.0%
$2,500,000 – $5,000,000	$9.60	3.0%
$5,000,000 and up	$9.50	2.0%

(1)	Assumes a $10.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, assuming a price per share of $10.00, a purchase of $1,250,000 would result in a weighted average purchase price of $9.88 per share as shown below:

•	$500,000 at $10.00 per share (total: 50,000 shares) and a 7.0% commission;

•	$250,000 at $9.90 per share (total: 25,252.525 shares) and a 6.0% commission;

•	$250,000 at $9.80 per share (total: 25,510.204 shares) and a 5.0% commission; and

•	$250,000 at $9.70 per share (total: 25,773.196 shares) and a 4.0% commission.

To qualify for a volume discount as a result of multiple purchases of our shares you must use the same selected broker-dealer and you must mark the “Additional Investment” space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the “Additional Investment” space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of shares in our offering through the same selected broker-dealer.

To the extent purchased through the same selected broker-dealer, the following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and

•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his or her order combined with others as a “single purchaser,” that person must request such treatment in writing at the time of subscription setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to our verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Only shares purchased in our offering pursuant to this prospectus are eligible for volume discounts. Shares purchased through our distribution reinvestment plan will not be eligible for a volume discount nor will such shares count toward the threshold limits listed above that qualify you for the different discount levels.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of the prospectus, as supplemented. We will submit all supplemental sales material to the SEC for review prior to distributing such material. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading the prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;

•	cover letters transmitting the prospectus;

•	brochures containing a summary description of the offering;

•	fact sheets describing the general nature of Chanticleer Dividend Fund, Inc. and our investment objectives;

•	asset flyers describing our recent investments;

•	broker updates;

•	online investor presentations;

•	third-party article reprints;

•	website material;

•	electronic media presentations; and

•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by Chanticleer Advisors or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares in this offering only by means of this prospectus. Although the information contained in our supplemental sales materials will not conflict with any of the information contained in the prospectus, as supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

SUITABILITY STANDARDS

The following are our suitability standards for investors which are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous offering of common shares under this registration statement.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of Chanticleer Advisors and CapitalSouth, and (e) the tax consequences of the investment.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards.

Alabama—Investors must have a net worth of at least 10 times their investment in us.

Arizona—The term of this offering shall be effective for a period of one year with the ability to renew for additional periods of one year.

Iowa—Investors who reside in the state of Iowa must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Iowa investor’s total investment in us shall not exceed 10.0% of his or her net worth.

Kansas—The Office of the Kansas Securities Commissioner recommends that you should limit your aggregate investment in our shares and other similar investments to not more than 10.0% of your liquid net worth. Liquid net worth is that portion of your total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky—Investors who reside in the state of Kentucky must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, a Kentucky investor’s total investment in us shall not exceed 10.0% of his or her liquid net worth.

Nebraska—We must sell a minimum of 500,000 shares before accepting any subscriptions from residents of Nebraska.

Ohio—In addition to the suitability standards above, the state of Ohio requires that each Ohio investor will limit his or her investment in our common stock to a maximum of 10.0% of his or her net worth.

The minimum purchase amount is $5,000 in shares of our common stock. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of $500. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the shares of our stock or by the beneficiary of the account.

These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our stock, our investment objectives and the relative illiquidity of our stock, shares of our stock are an appropriate investment for those of you who become stockholders. Those selling shares on our behalf must make every reasonable effort to determine that the purchase of shares of our stock is a suitable and appropriate investment for each stockholder based on information provided by the stockholder in the subscription agreement. Each selected broker-dealer is required to maintain for six years records of the information used to determine that an investment in shares of our stock is suitable and appropriate for a stockholder.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

LIQUIDITY STRATEGY

We intend to provide liquidity to our stockholders by listing our shares on a national securities exchange at the earlier of two years after we begin our offering or when we have raised $100 million in capital.   However, we may determine to complete a liquidity event sooner than then. We may determine not to pursue a listing of our common stock if we believe that then-current market conditions are not favorable for listing the common stock, and that such conditions will improve in the future.  We may also consider other possible, including (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, or (2) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the above scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within two years following the beginning of our offering, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Reliance Trust Company.  The address of the custodian is: 3384 Peachtree Road Northeast, Suite 900, Atlanta, Georgia 30326, telephone number: (404) 965-7200.

Routh Stock Transfer, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6860 N. Dallas Parkway, Plano, Texas 75024, telephone number: (972) 381-2782.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, Chanticleer Advisors is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Chanticleer Advisors does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Chanticleer Advisors will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Chanticleer Advisors may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Chanticleer Advisors determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Investment Law Group of Gillett, Mottern & Walker, LLP, Atlanta, Georgia.

EXPERTS

Creason & Associates, P.L.L.C., an independent registered public accounting firm located at 7170 South Braden Avenue, Tulsa, Oklahoma 74136 has audited our financial statements as of December 31, 2010.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Chanticleer Dividend Fund, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Chanticleer Dividend Fund, Inc.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below.

•	Authorized Employees of Chanticleer Advisors. It is our policy that only authorized employees of Chanticleer Advisors who need to know your personal information will have access to it.

•
Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

INDEX TO FINANCIAL STATEMENTS

PAGE

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet as of December 31, 2010	F-3

Notes to Financial Statement	F-4

Creason & Associates, P.L.L.C.
7170 So. Braden Ave., Ste 100
Tulsa, Oklahoma  74136

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors and Stockholders
Chanticleer Dividend Fund, Inc.
(A Development Stage Company)
Charlotte, North Carolina

We have audited the accompanying balance sheet of Chanticleer Dividend Fund, Inc. (A Development Stage Company) as of December 31, 2010.  This financial statement is the responsibility of the Company’s management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit  provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Chanticleer Dividend Fund, Inc. (A Development Stage Company) as of December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statement has been prepared assuming the Company will continue as a going concern.  However, as discussed in Note 1, the Company has been in the development stage since its inception (November 10, 2010) and has not commenced any formal business operations.  The financial statement does not include any adjustments relating to the recoverability and classification of recorded assets, or the amount and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

/s/ Creason & Associates, P.L.L.C.

Tulsa, Oklahoma
January 17, 2011

Chanticleer Dividend Fund, Inc.
(A Development Stage Company)
Balance Sheet

December 31, 2010

Assets
Stock subscription receivable	$10,040
Web site	2,500
Total assets	$12,540
Contingency (Note 3)
Stockholders’ Equity
Preferred stock, $0.001 par value; 5,000,000 shares authorized and no shares issued and outstanding	$-
Common stock, $0.001 par value, 95,000,000 shares authorized and 6,667 shares issued and outstanding	7
Capital in excess of par value, net of offering costs of $25,288	65,643
Accumulated deficit	(3,150)
Stock subscription receivable	(49,960)
Total stockholders’ equity	$12,540
See Notes to Financial Statement.

Chanticleer Dividend Fund, Inc.
(A Development Stage Company)
Notes to Financial Statement

Note 1. Principal Business and Organization

Chanticleer Dividend Fund, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on November 10, 2010 and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end investment company.

The Company has no current operations and is a development stage enterprise within the meaning of Financial Accounting Standards Board Topic 915.

The Company intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”), as amended. The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). The Company’s fiscal year-end will be December 31.

The Company has relied on affiliates to fund its pre-operating expenses.  The Company has not established sources of revenue sufficient to fund the development of business and will rely on future sales of its common stock to provide it with sufficient capital to complete its business plan.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying balance sheet has been prepared in accordance with accounting principles generally accepted in the United States of America.

Organization Costs: Organization costs include, among other things, the cost of incorporation including the cost of legal services pertaining to the organization and incorporation of the business and incorporation fees. These costs are expensed as incurred. As of December 31, 2010 the Company has incurred organization costs of $3,150.

Offering Costs: The Company’s offering costs include, among other things, legal fees and other costs pertaining to the preparation of the registration statement. The Company has charged offering costs against capital in excess of par value on the balance sheet. As of December 31, 2010 the Company had offering costs of $25,288, which have been paid on behalf of the Company by an affiliate and have been recorded as a contribution to capital.

Web Site:  The Company has incurred $2,500 for web site development costs.

Income Taxes: The Company intends to elect to be treated for federal income tax purposes, and intends to qualify thereafter, as a RIC under Subchapter M of the Code. Generally, a RIC is exempt from federal income taxes if it distributes at least 90.0% of “Investment Company Taxable Income,” as defined in the Code, each year. Dividends paid up to one year after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year. The Company intends to distribute sufficient dividends to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98.0% of net ordinary income, realized net short-term capital gains in excess of realized net long-term capital losses, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes. The Company will generally endeavor each year to avoid any federal excise taxes.

Use of Estimates: The preparation of the balance sheet in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

New Accounting Pronouncements: There are several new accounting pronouncements issued by the Financial Accounting Standards Board ("FASB") which are not yet effective.  Each of these pronouncements, as applicable, has been or will be adopted by the Company.  Below is a listing of those pronouncements which are recently adopted or may impact the Company when adopted.

In January 2010, the FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures (Topic 820) – Improving Disclosures about Fair Value Measurements”. This amendment requires separate disclosure of significant transfers in and out of Levels 1 and 2 and the reasons for the transfers. The amended guidance also requires that in the Level 3 reconciliation, the information about purchases, sales, issuances, and settlements be disclosed separately on a gross basis rather than as one net number. The guidance for the Level 1 and 2 disclosures was adopted when the Company was formed and did not have an impact on the Company’s financial position, results of operations, or cash flows. The guidance for the activity in Level 3 disclosures is effective January 1, 2011 and will not have an impact on the Company’s results of operations, financial position or cash flows as the amended guidance provides only disclosure requirements.

Note 3. Related Party Transactions

The Company has entered into an investment advisory and administrative services agreement with Chanticleer Advisors, LLC (the “investment adviser”). Pursuant to the investment advisory and administrative services agreement, the investment adviser will be paid a base management fee and certain incentive fees, if applicable. As of December 31, 2010, no services have been performed by the investment adviser under this contract, and no fees have been paid to date.

The Company’s investment adviser has also funded offering costs, organization costs and web site development costs  in the amount of $30,938.  These costs have been recorded by the Company as a contribution to capital.  The offering costs totaling $25,288 were offset against capital in excess of par on the financial statement (Note 2). The organization costs of $3,150 were charged to expense as incurred by the Company for the period under audit (Note 2). The $2,500 associated with the web site development were capitalized and will be amortized over its estimated useful life.  Under the terms of the Company’s investment advisory and administrative services agreement there is no liability on the part of the Company for the offering or organization costs funded by the investment adviser until the investment advisory and administrative services agreement is effective and the Company has raised sufficient proceeds from investors, as defined. Under the terms of the investment advisory and administrative services agreement, if the Company is approved to sell securities by the SEC and the Company is successful in raising gross proceeds from investors, the investment adviser will be entitled to receive 1.5% of such gross proceeds raised from investors until all offering costs and organization costs listed above and any future offering or organization costs incurred have been recovered. The minimum reimbursement to the investment adviser for such fees is $75,000, if the Company is approved to sell securities and is able to raise gross proceeds, as defined. The investment advisory and administrative services agreement will not be effective until the Company meets the minimum offering requirement as stated in the prospectus included in the registration statement filed with the SEC.  The Company expects to incur approximately $120,000 in additional offering and organizational costs.

The Chief Executive Officer (“CEO”) of the Company serves as CEO of the Company’s investment adviser. The CEO of the Company has pledged to contribute initial seed capital in the amount of $50,000 through a subscription agreement to purchase 5,556 shares of the Company’s common stock.  The mother of the CEO has pledged to contribute initial seed capital in the amount of $10,000 through a subscription agreement to purchase 1,111 shares of the Company's common stock.

Members of the Company’s investment adviser’s senior management team will provide investment advisory services to both the Company and Chanticleer Holdings, Inc.  The Company’s CEO is also CEO of Chanticleer Holdings, Inc.  The Company’s investment adviser intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, so that the Company will not be disadvantaged in relation to any other client of the Company’s investment adviser or its management team.

Note 4. Stockholders’ Equity

The Company has authority to issue 100,000,000 shares of stock, of which 95,000,000 shares are classified as common stock, $0.001 par value per share and 5,000,000 shares are classified as preferred stock, $0.001 par value per share.

The board of directors, including a majority of the independent directors, may classify or reclassify any unissued shares of preferred stock from time to time, in one or more classes or series of preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations, or to dividends, qualifications, or terms or conditions of redemption of the stock.

At December 31, 2010, there were 6,667 shares of common stock and no shares of preferred stock issued and outstanding.

 Note 5. Subsequent Events

Filing of Registration Statement: The Company filed a registration statement on January 19, 2011, on Form N-2 with the Securities and Exchange Commission to register the offer and sale of no less than 150,000 shares and no more than 12,500,000 shares of its common stock.

In January 2011, the Company entered into two stock subscription receivable agreements for proceeds totaling $59,000, including $50,000 from a director of the Company in exchange for 5,556 shares of common stock at $9.00 per share and $9,000 from the father of the CEO in exchange for 1,000 shares of common stock at $9.00 per share.

On January 3, 2011, the holders of the stock subscriptions outstanding at December 31, 2010 satisfied a portion of their obligations under the subscription agreements with the Company and deposited $10,040 with the Company.

CHANTICLEER DIVIDEND FUND, INC.

The undersigned hereby tenders this subscription and applies for the purchase of the dollar amount of shares of common stock (the “Shares”) of Chanticleer Dividend Fund, Inc., a Maryland corporation (sometimes referred to herein as the “Company”) set forth below.

1. INVESTMENT

☐ Initial Investment - OR -

Amount Of Subscription: $	☐ Additional Investment in this Offering (minimum of $500)

(minimum initial investment is $5,000)	☐ Shares are being Purchased net of commissions (purchase pursuant to a wrap fee arrangement or by a registered representative on his/her own behalf)

2. TYPE OF OWNERSHIP (select only one)

☐ Individual (one signature required)	☐ Custodial Arrangement (owner and custodian signature required)

☐ Joint Tenants with Right of Survivorship (all parties must sign)	☐ IRA ☐ Roth IRA ☐ SEP ☐ KEOGH

☐ Community Property (all parties must sign)	☐ OTHER ______________________

☐ Tenants in Common (all parties must sign)	Name of Custodian _________________

☐ Uniform Gift to Minors Act State of (custodian signature required)	Mailing Address ___________________

☐ Uniform Transfer to Minors Act State of (custodian signature required)	City State Zip

☐ Qualified Pension or Profit Sharing Plan (include Plan Documents)	Custodian Information (to be completed by custodian above)

☐ Trust (include title and signature pages)	Custodian Tax ID # _________________

☐ Corporation (include Corporate Resolution; authorized signature required)	Custodian Account # ________________

☐ Partnership (include Partnership Agreement; authorized signature required)	Custodian Phone # __________________

☐ Other (specify and include title and signature pages)

3. INVESTOR INFORMATION (You must include a permanent street address even if your mailing address is a P.O. Box.)

Individual/Beneficial Owner (Please print name(s) to whom Shares are to be registered)

First Name	Middle Name		Last Name

Social Security Number				Date of Birth

Street Address		City		State	Zip Code

If Not a US Citizen, Specify Country of Citizenship				Daytime Phone Number

Joint Owner/Minor

First Name	Middle Name		Last Name

Social Security Number				Date of Birth

Street Address and/or PO Box		City		State	Zip Code

If Not a US Citizen, Specify Country of Citizenship				Daytime Phone Number

3. INVESTOR INFORMATION (continued)

Trust

Name of Trust	Date of Trust

Name(s) of Trustee(s)

Taxpayer Identification Number

Name of Beneficial Owner(s)

Beneficial Owner(s) Street Address		City		State	Zip Code

Social Security Number	Date of Birth		Occupation

Corporation/Partnership/Other

Entity Name	Tax ID Number			Date of Entity Formation

Name(s) of Officer(s), General Partner or other Authorized Person(s)

4. DISTRIBUTIONS

I hereby subscribe for Shares of Chanticleer Dividend Fund, Inc. and elect the distribution option indicated below: (IRA accounts may not direct distributions without the custodian’s approval)

☐ I choose to participate in Chanticleer Dividend Fund, Inc.’s Distribution Reinvestment Plan.*	☐ I choose to have distributions deposited in a checking, savings or brokerage account.**	☐ I choose to have distributions mailed to me at the address listed in Section 3.	☐ I choose to have distributions mailed to me at the following address:

*      Each investor that elects to have his or her distributions reinvested in the Chanticleer Dividend Fund, Inc.’s Distribution Reinvestment Plan agrees to notify the Company and the broker-dealer named in this Subscription Agreement in writing if at any time he or she is unable to make any representations and warranties set forth in the Prospectus, as supplemented, and this Subscription Agreement, including but not limited to the representations and warranties contained in Section 6 below.

** Please attach a pre-printed, voided check.

I authorize Chanticleer Dividend Fund, Inc. or its agent to deposit my distribution to the account indicated below. This authority will remain in force until I notify Chanticleer Dividend Fund, Inc. in writing to cancel it. In the event that Chanticleer Dividend Fund, Inc. deposits funds erroneously into my account, the Company is authorized to debit my account for the amount of the erroneous deposit.

Name of Financial Institution	Mailing Address

City	State	Zip Code

Your Bank’s ABA Routing Number	Your Account Number	Account Type
☐ Checking ☐ Savings ☐ Brokerage

The deposit services above cannot be established without a pre-printed, voided check. For Electronic Funds Transfers, the signatures of the bank account owner(s) must appear exactly as they appear on the bank registration. If the registration at the bank differs from that on this Subscription Agreement, all parties must sign below.

Signature of Individual/Trustee/Beneficial Owner		Signature of Joint Owner/Co-Trustee

5. ELECTRONIC DELIVERY OF DOCUMENTS

☐      In lieu of receiving documents by mail, I authorize Chanticleer Dividend Fund, Inc. to make available on its website at www.chanticleerdividendfund.com its quarterly reports, annual reports, proxy statements, prospectus supplements or other reports required to be delivered to me, as well as any investment or marketing updates, and to notify me via e-mail when such reports or updates are available. (Any investor who elects this option must provide an e-mail address below.)

E-Mail Address:

6. SUBSCRIBER SIGNATURES

Please carefully read and separately initial each of the representations below. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf. In order to induce the fund to accept this subscription, I (we) hereby represent and warrant that:

	Owner	Joint Owner
(a) I (we) have received a Prospectus for the Company relating to the Shares, wherein the terms and conditions of the offering are described and agree to be bound by the terms and conditions therein.	Initials	Initials

(b)    I (we) certify that I (we) have (1) a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more; or (2) a net worth (exclusive of home, home furnishings and automobiles) of at least $70,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $70,000 annual gross income, or that I (we) meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus under “Suitability Standards.”
	Initials	Initials

(c) I am (we are) purchasing Shares for my (our) own account.	Initials	Initials

(d) I (we) acknowledge that the Shares are not liquid, there is no public market for the Shares, and I (we) may not be able to sell the Shares.	Initials	Initials

(e)    If I am (we are) a resident of Kentucky, I (we) certify that I (we) have (1) a net worth (exclusive of home, home furnishings and automobiles) of $300,000 or more; or (2) a net worth (exclusive of home, home furnishings and automobiles) of at least $85,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $85,000 annual gross income. I (we) also certify that this investment does not exceed 10.0% of my (our) liquid net worth.
	Initials	Initials

(f) If I am (we are) a resident of Alabama, I (we) certify that this investment does not exceed 10.0% of my (our) liquid net worth.	Initials	Initials

Substitute IRS Form W-9 Certification:

I (we) declare that the information supplied in this subscription agreement is true and correct and may be relied upon by the Company in connection with my investment in the Company. Under penalties of perjury, each investor signing below certifies that (1) the number shown in the Investor Social Security Number/Taxpayer Identification Number field in Section 3 of this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a non-resident alien). NOTE: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

By signing below, you hereby acknowledge receipt of the Prospectus of the Company dated ___________, 2011 not less than five (5) business days prior to the signing of this Subscription Agreement. You agree that if this subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the Prospectus. You agree that subscriptions may be rejected in whole or in part by the Company in its sole and absolute discretion.

You understand that you will receive a confirmation of your purchase, subject to acceptance by the Company, within 30 days from the date your subscription is received, and that the sale of Shares pursuant to this subscription agreement will not be effective until at least five business days after the date you have received a final Prospectus. Residents of the States of Maine, Massachusetts, Minnesota, Missouri, Nebraska and Ohio who first received the Prospectus only at the time of subscription may receive a refund of the subscription amount upon request to the Company within five business days of the date of subscription.

By signing below, you also acknowledge that you have been advised that the assignability and transferability of the Shares is restricted and governed by the terms of the Prospectus; there are risks associated with an investment in the Shares and you should rely only on the information contained in the Prospectus and not on any other information or representations from other sources; and you should not invest in the Shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment.

The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with your then current financial advisor. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Printed Name of Owner or Authorized Person	Printed Name of Joint Owner or Authorized Person

Signature of Owner or Authorized Person	Signature of Joint Owner or Authorized Person

Date / /	Date / /

7. FINANCIAL ADVISOR (Please read and complete the following)

The undersigned confirm on behalf of the Broker-Dealer that they (i) are registered in the state in which the sale of the Shares to the investor executing this Subscription Agreement has been made and that the offering of the Shares is registered for sale in such state; (ii) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (iii) have discussed such investor’s prospective purchase of Shares with such investor; (iv) have advised such investor of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares; (v) have delivered a current Prospectus and related supplements, if any, to such investor; (vi) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; and (vii) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that the undersigned will obtain and retain records relating to such investor’s suitability for a period of six years, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such investor has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing Chanticleer Dividend Fund, Inc. and the tax consequences of purchasing and owning Shares. The undersigned Financial Advisor further represents and certifies that, in connection with this subscription for Shares, he has complied with and has followed all applicable policies and procedures under his firm’s existing Anti-Money Laundering Program and Customer Identification Program.

Broker-Dealer		Financial Advisor Name
Advisor Street/P.O. Box
City	State	Zip Code
Advisor Number	Branch Number	Telephone Number
Email Address		Fax Number
Financial Advisor Signature		Date
Principal Signature (if required by Broker/Dealer)		Date

8. INVESTMENT INSTRUCTIONS
☐      By Mail – Checks should be made payable to “Paragon Commercial Bank, N.A., as escrow agent for Chanticleer Dividend Fund, Inc.” or, after the Company meets the minimum offering requirements, checks should be made payable to “Paragon Commercial Bank, N.A., as agent for Chanticleer Dividend Fund, Inc.”

☐      By Wire Transfer – Paragon Commercial Bank, N.A., ABA Routing #_________________, Chanticleer Dividend Fund, Inc., Account #____________.        Forward this subscription agreement to the address listed below.

☐ By Asset Transfer
☐ Custodial Accounts – Forward this Subscription Agreement directly to the custodian.
Mailing Instructions ________________ ________________
Regular Mail ________________ ________________	Express/Overnight Delivery ________________ ________________

CHANTICLEER DIVIDEND FUND, INC.

APPENDIX A TO SUBSCRIPTION AGREEMENT

NOTICE TO STOCKHOLDER OF ISSUANCE OF UNCERTIFICATED SHARES OF
COMMON STOCK Containing the Information Required by Section 2-211 of the Maryland
General Corporation Law

To:	Stockholder

From:	Chanticleer Dividend Fund, Inc.

Shares of Common Stock, $0.001 par value per share

Chanticleer Dividend Fund, Inc., a Maryland corporation (the “Corporation”), is issuing to you, subject to acceptance by the Corporation, the number of shares of its common stock (the “Shares”) that correspond to the dollar amount of your subscription as set forth in your subscription agreement with the Corporation. The Shares do not have physical certificates. Instead, the Shares are recorded on the books and records of the Corporation, and this notice is given to you of certain information relating to the Shares. All capitalized terms not defined herein have the meanings set forth in the Corporation’s Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

The Corporation has the authority to issue shares of stock of more than one class. Upon the request of any stockholder, and without charge, the Corporation will furnish a full statement of the information required by Section 2-211 of the Maryland General Corporation Law with respect to certain restrictions on ownership and transferability, the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption of the shares of each class of stock which the Corporation has authority to issue, the differences in the relative rights and preferences between the shares of each series to the extent set, and the authority of the Board of Directors to set such rights and preferences of subsequent series. Such requests must be made to the Secretary of the Corporation at its principal office.

You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth above. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Up to 12,500,000 Shares

Common Stock

CHANTICLEER DIVIDEND FUND, INC.

PROSPECTUS

____________, 2011

PART C
Other Information
Item 25.    Financial Statements and Exhibits

(1) Financial Statements

The following financial statements of Chanticleer Dividend Fund, Inc. (the “Registrant” or the “Company”) are included in Part A of this Registration Statement:

PAGE
Independent Auditor’s Report	F-2
Balance Sheet as of December 31, 2010	F-3
Notes to Financial Statement	F-4

(2) Exhibits

Exhibit No.	Description
(a)	Articles of Incorporation of Chanticleer Dividend Fund, Inc.
(b)	Bylaws of Chanticleer Dividend Fund, Inc.
(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A and incorporated herein by reference)
(e)	Dividend Reinvestment Plan
(g)	Form of Investment Advisory and Administrative Services Agreement by and between Registrant and Chanticleer Advisors, LLC
(g)(1)*	Form of Investment Sub-Advisory Agreement by and between Chanticleer Advisors, LLC and an affiliate of CapitalSouth Investments, LLC
(h)	Form of Selected Dealer Agreement
(j)*	Form of Custodian Agreement by and between Registrant and Reliance Trust Company
(k)	Form of Escrow Agreement by and between Registrant and Paragon Commercial Bank, N.A.
(l)	Opinion of Investment Law Group of Gillett, Mottern & Walker, LLP
(n)(1)	Consent of Investment Law Group of Gillett, Mottern & Walker, LLP (incorporated by reference to exhibit l hereto)
(n)(2)	Consent of Creason & Associates, P.L.L.C.
(r)	Code of Ethics *To be filed by amendment.

Item 26.    Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses of Issuance and Distribution

SEC registration fee	$8,913
FINRA filing fee	$6,000
Blue Sky expenses	$17,000
Advertising and sales literature	$160,000
Accounting fees and expenses	$170,000
Legal fees and expenses	$290,000
Printing and engraving	$300,000
Seminars	$437,500
Miscellaneous fees and expenses	$460,000
Total	$1,849,413

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated and assume that we sell all of the shares being registered by this registration statement. All of the expenses set forth above shall be borne by the Registrant.

Item 28.    Persons Controlled by or Under Common Control

Immediately prior to this offering, Michael Pruitt and Joseph Alala each own 42.0% of the outstanding common stock of the Registrant, Mr. Pruitt’s father owns7.6% and Mr. Pruitt’s mother owns the remaining 9.1% of the outstanding common stock of the Registrant. Following the completion of this offering, Mr. Pruitt, Mr. Alala, Mr. Pruitt’s father and Mr. Pruitt’s mother are each expected to represent less than 1.0% of the Registrant’s outstanding common stock.

See “Management” and “Certain Relationships and Related Party Transactions” and “Control Persons and Principal Stockholders” in the prospectus contained herein.

Item 29.    Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at January __, 2011.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	4

Item 30.    Indemnification

Limitation on Liability

Our charter limits the personal liability of our directors and officers to the corporation or its stockholders for monetary damages. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from:

(a)	actual receipt of an improper benefit or profit in money, property or services; or

(b)	active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Our charter contains a provision which limits directors’ and officers’ liability, although not to the maximum extent permitted by Maryland law, and subject to the requirements of the 1940 Act. In addition, we intend to obtain director’s and officer’s liability insurance.

Indemnification

Under the Maryland General Corporation Law, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request, unless it is established that the act or omission of the indemnified party was material to the matter giving rise to the proceeding and (i) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification shall have been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification or (ii) if the charter or bylaws, a resolution of the board of directors or an agreement approved by the board of directors to which the corporation is a party expressly provides otherwise.

Pursuant to our charter and bylaws, we are obligated to indemnify any present or former director or officer, and certain other individuals, from and against any claim or liability to which that person may become subject or which, that person may incur by reason of his or her status as a present or former director or officer or other role on our behalf, only if all of the following conditions are met:

(a)	we have determined, in good faith, that the course of conduct which caused the loss or liability was in the Company’s best interest;

(b)	the indemnitee was acting on behalf of or performing services for the Company;

(c)
the indemnitee’s liability or loss was not the result of the indemnitee’s negligence or misconduct, in the case of directors and officers who are affiliates of FB Advisor, and gross negligence or willful misconduct for independent directors of the Company; and

(d)	such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from that of a shareholder.

Furthermore, under our charter and bylaws, any director, officer, or any other individual, shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

(a)	there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee;

(b)	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or

(c)
a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

Under our charter and bylaws, the Company may not incur the cost of that portion of liability insurance which insures the indemnitee for any liability as to which the indemnitee is prohibited from being indemnified under our charter and bylaws.

Under our charter and bylaws, the advancement of Company funds to an indemnitee or its affiliates for legal expenses and other costs incurred as a result of any legal action for which the indemnification is being sought is permissible only if all the following conditions are satisfied:

(a)	the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;

(b)
the legal action is initiated by a third party who is not a shareholder, or the legal action is initiated by a shareholder and a court of competent jurisdiction specifically approves of such advancement; and

(c)
the indemnitee or its affiliates undertake to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such indemnitee is found not to be entitled to indemnification.

Indemnification may reduce the legal remedies available to us and our stockholders against the indemnified individuals. The aforementioned charter and bylaw provisions do not reduce the exposure of directors and officers to liability under federal or state securities laws, nor do they limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to us or our stockholders, although the equitable remedies may not be an effective remedy in some circumstances.

Item 31.    Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which Chanticleer Advisors, and each director or executive officer of Chanticleer Advisors, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management—Board of Directors,” and “Executive Officers” and “Investment Advisory and Administrative Services Agreement.” Additional information regarding Chanticleer Advisors and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. ____________), and is incorporated herein by reference.

A description of any other business, profession, vocation, or employment of a substantial nature in which CapitalSouth, and each director or executive officer of CapitalSouth, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Board of Directors and Executive Officers” and “Investment Advisory and Administrative Services Agreement.”

Item 32.    Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Chanticleer Dividend Fund, Inc., 11220 Elm Lane, Suite 203, Charlotte, North Carolina 28277;

(2)	the Transfer Agent, Routh Stock Transfer, Inc., 6860 N. Dallas Parkway, Plano, Texas 75025 ;

(3)	the Custodian, Reliance Trust Company, 3384 Peachtree Road Northeast, Suite 900, Atlanta, Georgia 30326;

(4)	the investment adviser, Chanticleer Advisors, LLC, 11220 Elm Lane, Suite 203, Charlotte, North Carolina 28277; and

(5)	the administrator, Routh Stock Transfer, Inc., 6860 N. Dallas Parkway, Plano, Texas 75025.

Item 33.    Management Services

Not Applicable.

Item 34.    Undertakings

We hereby undertake:

(1)
to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3)
that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(5)
that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(6)
that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser.

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];

(ii)
the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on January 19, 2011.

Chanticleer Dividend Fund, Inc.

BY:	Date	Signature

Michael Pruitt, President	January 19, 2011	/s/ Michael Pruitt

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	NAME	TITLE	DATE

/s/ Joseph B. Alala, III	Joseph B. Alala, III	Director	January 19, 2011

/s/ Rusty Page	Rusty Page	Director	January 19, 2011

/s/ E. Elliott Crutchfield, Jr.	E. Elliott Crutchfield, Jr.	Director	January 19, 2011

/s/ Will B. Spence	Will B. Spence	Director	January 19, 2011